UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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CAPITAL ONE FINANCIAL CORPORATION

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Capital One Financial Corporation

1680 Capital One Drive

McLean, Virginia 22102

NOTICE OF ANNUAL STOCKHOLDER MEETING

To be held April 29, 2004

Dear Stockholder:

It is our pleasure to invite you to the annual stockholder meeting of Capital One Financial Corporation (“Capital One”). The meeting will be held at 10:00 a.m. on Thursday, April 29, 2004 at the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia 22102.

At our annual meeting you will be asked to:

•	Elect three directors;

•	Ratify the appointment of Ernst & Young LLP as independent auditors for 2004;

•	Approve Capital One’s 2004 Stock Incentive Plan; and

•	Conduct any other business properly brought before the meeting.

We will discuss Capital One’s business and financial results for 2003 and answer any questions you may have. We have also enclosed Capital One’s 2003 Annual Report, including consolidated financial statements, with this Notice and Proxy Statement. You may also access the 2003 Annual Report at Capital One’s website at www.capitalone.com/about/invest/.

If you were a stockholder of record at the close of business on February 29, 2004, you are entitled to vote at our annual meeting.

Your vote is important. Record holders of Capital One common stock can vote their shares by sending in a signed and dated proxy card by mail, by using a toll-free telephone number, or via the Internet. Instructions for using these services can be found on the enclosed proxy card. By following the instructions on the proxy card, your shares will be voted even if you are unable to attend the meeting. If you attend the meeting and prefer to vote in person or change your proxy vote, you may of course do so.

If you plan to attend. Please note that space limitations make it necessary to limit attendance to stockholders and one guest each. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

We look forward to seeing you at the meeting.

By Order of the Board of Directors,

John G. Finneran, Jr.

Corporate Secretary

March 17, 2004

PROXY STATEMENT

VOTING MATTERS AND PROCEDURES

What is the purpose of the annual meeting?

At Capital One’s annual meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Stockholder Meeting. In addition, Capital One’s management will report on our performance during 2003 and respond to questions from stockholders.

Who can attend the annual meeting?

Stockholders may attend the meeting, and may be accompanied by one guest. We may ask for proof of identity and ownership of Capital One stock. There are no other restrictions on who may attend the meeting or any formal requirements to attend the meeting. The members of the Board of Directors and senior management of Capital One, as well as representatives of Ernst & Young LLP, Capital One’s independent auditors during 2003, will attend the meeting.

Who is requesting my vote?

This proxy statement and the proxy card are being mailed and made available on the Internet at Capital One’s website (www.capitalone.com) on or about March 22, 2004. The Board of Directors of Capital One is requesting your vote on the matters presented in this proxy. The cost of preparing, assembling and mailing the proxy card, this proxy statement, and other enclosed materials, and all clerical and other expenses of solicitations will be at the expense of Capital One. We have retained Innisfree M&A Incorporated to assist us in the solicitation of proxies for an aggregate fee of $15,000, plus reasonable out-of-pocket expenses.

Who is entitled to vote?

All holders of record of Capital One’s common stock at the close of business on February 29, 2004 are entitled to vote. All stockholders are entitled to one vote for each share of common stock held by them for all matters submitted for a vote at the meeting. Cumulative voting for the election of directors is not permitted. On February 29, 2004, there were 238,913,074 shares of Capital One’s common stock issued and outstanding.

Will a list of stockholders be made available?

We will make a list of stockholders available at the annual meeting and, for ten days prior to the meeting, at our Northern Virginia offices located at 1680 Capital One Drive, McLean, Virginia 22102. Please contact Capital One’s Corporate Secretary at (703) 720-1000 if you wish to inspect the stockholders list prior to the annual meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to transact business at the annual meeting. A quorum exists if the holders of a majority of the shares entitled to vote are present in person or represented by proxy, including proxies on which abstentions (withholding authority to vote) are indicated.

How do I vote?

You can vote by either:

•	Signing and returning the enclosed proxy card or following the directions on the card for telephone or Internet voting (see below); or

•	Casting your vote in person at the annual meeting.

The individuals identified on the proxy card will vote your shares as you designate when you cast your vote by signing and mailing the proxy card, by telephone or via the Internet. If you submit a duly executed proxy card but do not specify how you wish to vote your shares, the proxy holders will vote your shares in favor of Items 1, 2 and 3 on the proxy card and at their discretion for any other matters properly submitted to a vote at the meeting.

If you vote by proxy, you may revoke your proxy or change your vote at any time prior to the final tallying of votes by (1) delivering a written notice to Capital One’s Corporate Secretary at the address on the Notice of Annual Stockholder Meeting, (2) executing and delivering to the Corporate Secretary a later-dated proxy or (3) attending the meeting and voting in person.

If you hold Capital One stock in “street name” through a broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares if you wish to vote in person at the annual meeting.

Can I vote by telephone or via the Internet?

Instead of submitting your vote on the enclosed paper proxy card, you can vote by telephone or electronically via the Internet. See “Internet and Telephone Voting” on page 45 of this proxy statement for additional information. The telephone and Internet voting procedures are designed to authenticate your identity, to allow you to vote your shares or give voting instructions, and to confirm that your instructions have been properly recorded. Please note that there are separate telephone and Internet voting arrangements depending upon whether your shares are registered in your own name through Capital One’s stock transfer agent, EquiServe Trust Company, N.A. (“EquiServe”), or held in “street name” through a broker, bank or other nominee.

How do I vote my 401(k) shares?

If you participate in the Capital One Associate Savings Plan (the “Savings Plan”), you may vote the number of shares of common stock equivalent to your interest in the Capital One Pooled Stock Fund as credited to your account on the record date. You may vote by giving instructions to American Express Trust Company, the trustee, via the voting instruction card being mailed with this proxy statement to plan participants, by telephone or via the Internet. The trustee will vote your shares in accordance with your duly executed instructions received by April 28, 2004. If you do not send instructions, the trustee will not vote the share equivalents credited to your account.

Can I get Capital One’s annual meeting materials delivered to me electronically next year?

If you vote electronically via the Internet, you can consent to electronic delivery of future Capital One proxy statements, proxy cards and annual reports by responding affirmatively to the request for your consent when prompted. See “Electronic Delivery of Future Annual Meeting Materials” on page 46 of this proxy statement for additional information. If you consent and Capital One delivers some or all of its future annual meeting materials to you by electronic mail or by posting materials to the Internet, you will not receive paper copies of these materials through the mail in the future. Because electronic delivery could save Capital One a significant portion of the costs associated with printing and mailing materials, we encourage you to consent to electronic delivery.

What vote is necessary to approve each item?

Votes will be tabulated by the Inspector of Elections. The Board of Directors has appointed a representative of EquiServe to serve as the Inspector of Elections.

Item 1 on the proxy card requests your vote for the three directors who are up for election this year. You may cast or withhold your vote for each of the nominees. The affirmative vote of a plurality of the votes cast at the meeting is required to elect directors. An abstention, therefore, will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

Item 2, the ratification of the selection of Ernst & Young LLP as Capital One’s independent auditors for 2004, and Item 3, the approval of Capital One’s 2004 Stock Incentive Plan, will be approved if a majority of the votes cast on each proposal are voted in favor of such proposal. Abstentions, therefore, have the same effect as a vote “against” each of Item 2 and Item 3.

If you hold your shares through a broker and you do not submit a proxy, your broker will have discretionary authority to vote your shares according to the recommendations of Capital One’s Board of Directors for Items 1 and 2 at the annual meeting. Brokers are not permitted to exercise discretionary authority with respect to Item 3. If you do not submit a proxy, therefore, your broker may vote your shares in favor of Items 1 and 2, and your shares will not be represented with respect to Item 3.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the people named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors as follows:

•	for election of the nominated slate of directors (see page 33);

•	for ratification of the selection of Ernst & Young LLP as Capital One’s independent auditors for 2004 (see page 34); and

•	for approval of Capital One’s 2004 Stock Incentive Plan (see page 36).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

The following lists stockholders that are known to the company to own beneficially more than 5% of Capital One’s common stock.

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Dodge & Cox(3)(4) One Sansome Street, 35th Floor San Francisco, CA 94104	16,798,930	7.3%
Putnam, LLC. d/b/a Putnam Investments(3)(5) One Post Office Square Boston, Massachusetts 02109	15,719,004	6.8%
Capital Research and Management Company(6) 333 South Hope Street Los Angeles, CA 90071	15,150,340	6.5%

(1)	Beneficial ownership is a term broadly defined under Securities and Exchange Commission (“SEC”) rules and regulations. The information contained in this table is based on Schedule 13G reports filed with the SEC and the ownership interests indicated are current only as of the dates of filing with the SEC, as indicated below.

(2)	All percentage calculations are based on the number of shares of common stock issued and outstanding on December 31, 2003, which was 235,042,332.

(3)	Certified in its Schedule 13G that the shares of common stock were acquired in the ordinary course of business, were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.

(4)	On a Schedule 13G filed on February 17, 2004, Dodge & Cox reported beneficial ownership of 16,798,930 shares of Capital One’s common stock as a result of acting as investment advisor registered under Section 203 of the Investment Advisers Act of 1940. All shares reported by Dodge & Cox are beneficially owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act and/or employee benefit plans, pension funds, endowment funds or other institutional clients.

(5)	On a Schedule 13G filed on February 13, 2004, Putnam, LLC., d/b/a Putnam Investments reported beneficial ownership of 15,719,004 shares of Capital One’s common stock as a result of acting as an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and as a parent holding company, in accordance with Section 240.13d-1(b)(ii)(G) under the Securities Exchange Act of 1934. Putnam Investments filed the report on behalf of itself, its parent holding company, Marsh & McLennan Companies, Inc., and two affiliated registered investment advisers named Putnam Investment Management, LLC and The Putnam Advisory Company, LLC. Putnam Investments reported that its subsidiary investment advisors have or share voting and dispositive power for the shares with each mutual fund’s trustees and/or their institutional clients.

(6)	On a Schedule 13G filed on February 13, 2004, Capital Research and Management Company reported beneficial ownership of 15,150,340 shares of Capital One’s common stock as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Shares reported by Capital Research and Management Company include 2,261,140 shares of Capital One’s common stock resulting from the assumed conversion of 2,890,000 units of Capital One’s 6.25% Convertible Preferred Upper DEC® securities due 2005. Capital Research and Management Company certified in its Schedule 13G that the shares of common stock were acquired in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer and were not acquired and are not held in connection with or as a participant in any transaction having such purpose or effect.

Directors and Named Executive Officers

The following table lists the beneficial ownership of Capital One’s common stock, as of January 31, 2004, by our directors and the Named Executive Officers (as defined herein).

Name and Address*	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Richard D. Fairbank	8,517,535	(3)(4)	3.58%
Nigel W. Morris	1,620,560	(3)(5)	0.68%
John G. Finneran, Jr.	430,760	(6)	**
Larry A. Klane	286,956	(7)	**
Catherine West	354,366	(8)	**
W. Ronald Dietz	112,805	(9)(10)	**
James A. Flick, Jr.	98,500	(11)	**
Patrick W. Gross	111,539	(9)	**
Lewis Hay, III	1,700	(12)(13)	**
James V. Kimsey	104,305	(14)	**
Mayo Shattuck, III	0	(12)	**
Stanley Westreich	638,859	(9)(15)	**
All directors and executive officers as a group (17 persons)	12,859,547	(16)	5.41%

*	All addresses are c/o Capital One Financial Corporation, 1680 Capital One Drive, McLean, Virginia 22102.

**	Less than 0.5% of the outstanding shares of common stock.

(1)	To Capital One’s knowledge, all executive officers and directors beneficially own the shares shown next to their names either in their sole names or jointly with their spouses, unless we have indicated otherwise. The totals include shares of common stock (i) subject to options held by each person granted under Capital One’s 1994 Stock Incentive Plan (the “1994 Stock Incentive Plan”), Capital One’s 1999 Stock Incentive Plan (the “1999 Stock Incentive Plan”), Capital One’s 1995 Non-Employee Directors Stock Incentive Plan (the “1995 Directors Plan”) or Capital One’s 1999 Non-Employee Directors Stock Incentive Plan (the “1999 Directors Plan”), that are or will become exercisable within 60 days of January 31, 2004, and (ii) held by the executive officer under Capital One’s 1994 Associate Stock Purchase Plan or 2002 Associate Stock Purchase Plan (the “Stock Purchase Plans”).

(2)	All percentage calculations are based on the number of shares of common stock issued and outstanding on January 31, 2004, which was 237,837,426.

(3)	Includes 107,502 shares owned by Fairbank Morris, Inc. Messrs. Fairbank and Morris share voting and investment power for these shares.

(4)	Includes 7,690,287 shares issuable upon the exercise of options.

(5)	Includes 1,511,186 shares issuable upon the exercise of options.

(6)	Includes 349,518 shares issuable upon the exercise of options and 54,190 shares of common stock subject to trading restrictions.

(7)	Includes 240,007 shares issuable upon the exercise of options and 44,220 shares of common stock subject to trading restrictions.

(8)	Includes 288,421 shares issuable upon the exercise of options and 61,840 shares of common stock subject to trading restrictions.

(9)	Includes 104,000 shares issuable upon the exercise of options.

(10)	Does not include 3,555 shares held by Mr. Dietz’s spouse and 910 shares held in trust for Mr. Dietz’s child. Mr. Dietz disclaims beneficial ownership of these shares.

(11)	Includes 83,000 shares issuable upon the exercise of options.

(12)	Messrs. Hay and Shattuck joined the Board of Directors on October 31, 2003. On November 14, 2003, they received grants of stock options and restricted stock units but disclaim beneficial ownership of the underlying shares until the respective vesting dates. Capital One’s Corporate Governance Policy requires all directors to beneficially own at least 2,500 shares of Capital One common stock by the second anniversary of their election to the Board.

(13)	Includes 1,700 shares held by the Hay Family Limited Partnership, for which Mr. Hay holds voting and investment power.

(14)	Includes 101,500 shares issuable upon the exercise of options.

(15)	Includes 156,000 shares held in trust, for which Mr. Westreich is the trustee and ultimate beneficiary. Does not include 67,590 shares held by Mr. Westreich’s spouse and of which Mr. Westreich disclaims beneficial ownership.

(16)	Includes 10,954,030 shares issuable upon the exercise of options for all directors and executive officers as a group and 407,368 shares of common stock subject to trading restrictions. Does not include the shares held by others set forth in footnotes (10) and (15) above or a total of 40,541 shares held by or in trust for various family members of other executive officers, and of which such executive officers disclaim beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that Capital One’s executive officers and directors, and persons that beneficially own more than 10% of Capital One’s common stock, file certain reports of beneficial ownership of the common stock and changes in such ownership with the SEC and provide copies of these reports to Capital One. Based solely on our review of these reports and written representations furnished to us, we believe that in 2003 each of the reporting persons complied with these filing requirements, except for Gregor Bailar, who filed two late reports concerning a purchase and a disposition of stock to pay certain tax obligations.

INFORMATION ABOUT OUR DIRECTORS AND EXECUTIVE OFFICERS

Introductions

Capital One’s directors and current executive officers are listed with a brief description of their business experience for the past five years.

Richard D. Fairbank	Chairman, Chief Executive Officer and President	Age 53

Mr. Fairbank has been Chairman of the Board of Directors of Capital One since February 28, 1995. He has been Chief Executive Officer and a director since July 26, 1994 and has additionally served as President since April 24, 2003. Mr. Fairbank is Chairman of the Board of Directors of Capital One’s three principal subsidiaries, Capital One Bank (the “Bank”), Capital One, F.S.B. (the “Savings Bank”) and Capital One Auto Finance, Inc. (“COAF”), and is Chief Executive Officer of the Bank. Mr. Fairbank is also a director of MasterCard, U.S. Region and of MasterCard International, Inc.

Nigel W. Morris	Vice Chairman	Age 45

Mr. Morris has been a director of Capital One since February 28, 1995. From July 26, 1994 to April 24, 2003, he served as President and Chief Operating Officer of Capital One. Since April 24, 2003, he has served as Vice Chairman of Capital One. In his role as Vice Chairman, Mr. Morris has been responsible for the company’s international business and its enterprise-wide risk management activities and for transitioning responsibility for these businesses to other executive officers of Capital One. Mr. Morris now assists his successors and is expected to depart his employment on April 30, 2004. He is also a director of the Bank and the Savings Bank. In addition, Mr. Morris serves as a director of Quanta Capital Holdings Limited and an advisory board member of Second Curve Capital.

Gregor S. Bailar	Executive Vice President and Chief Information Officer	Age 40

Mr. Bailar joined Capital One in November 2001 as Executive Vice President and Chief Information Officer and is responsible for all technology activities for Capital One’s businesses globally. From December 1997 to October 2001, Mr. Bailar served as Chief Information Officer and Executive Vice President for Operations and Technology for the National Association of Securities Dealers, Inc./The Nasdaq Stock Market. Mr. Bailar is also a director of Digitas, Inc.

John G. Finneran, Jr.	Executive Vice President, General Counsel and Corporate Secretary	Age 54

Mr. Finneran joined Capital One in September 1994. He is Executive Vice President, General Counsel and Corporate Secretary and is responsible for overseeing Capital One’s legal, governmental affairs, compliance, corporate controls, enterprise risk and governance programs and the brand and corporate communications departments. He also oversees Capital One’s internal audit department for administrative purposes.

Larry A. Klane	Executive Vice President, Global Financial Services	Age 43

Mr. Klane joined Capital One in June 2000. He is Executive Vice President, Global Financial Services, responsible for managing Capital One’s installment loan, small business lending, retail deposits and international businesses. He also manages the Corporate Development and Strategy groups, responsible for acquisitions, high impact transactions and setting corporate strategy. Mr. Klane is also President and a director of the Savings Bank. From September 1994 through May 2000, Mr. Klane was a Managing Director at Deutsche Bank/Bankers Trust, holding several positions including responsibility for the global Corporate Trust and Agency Services business and Strategy & Business Development for Global Institutional Services.

David R. Lawson	Executive Vice President; President and Chief Executive Officer, Capital One Auto Finance	Age 56

Mr. Lawson joined Capital One in July 1998 when Capital One acquired COAF, then known as Summit Acceptance Corp., of which he had been President, Chief Executive Officer and a director since March 1995. Since July 1998, Mr. Lawson has served as President, Chief Executive Officer and a director of COAF. From February 2003 to August 2003, he additionally served as Executive Vice President and Chief Financial Officer of Capital One. Mr. Lawson also serves as a member of the boards of directors of Ameriban, Inc. and Pinnacle Packaging, Inc.

Gary L. Perlin	Executive Vice President and Chief Financial Officer	Age 52

Mr. Perlin joined Capital One in July 2003 as Executive Vice President and Chief Financial Officer of Capital One, and is responsible for Capital One’s corporate finance, corporate accounting and reporting, planning and financial risk management, treasury and investor relations functions. From 1998 to July 2003, Mr. Perlin served as Senior Vice President and Chief Financial Officer of the World Bank.

Peter A. Schnall	Executive Vice President and Chief Credit Officer	Age 40

Mr. Schnall joined Capital One in August 1996. He is Executive Vice President and Chief Credit Officer and has responsibility for overseeing Capital One’s credit risk management function. Prior to his appointment as Chief Credit Officer in October 2002, Mr. Schnall held a series of positions managing several divisions within the domestic U.S. credit card business, where he had responsibility for marketing, credit and portfolio management.

Matthew W. Schuyler	Executive Vice President, Human Resources	Age 38

Mr. Schuyler joined Capital One in April 2002 and has been responsible for Capital One’s human resources and corporate real estate departments since April 2003. As Executive Vice President, Human Resources, Mr. Schuyler oversees Capital One’s people strategy, recruitment efforts, development programs, human capital initiatives and real estate portfolio. From June 2000 to April 2002, Mr. Schuyler was Vice President of Human Resources at Cisco Systems and from July 1987 to June 2000, Mr. Schuyler held a series of roles at PricewaterhouseCoopers, culminating with Partner.

Catherine West	Executive Vice President; President, U.S. Card	Age 44

Ms. West joined Capital One in March 2000. She is Executive Vice President and President, U.S. Card, and is responsible for Capital One’s credit card product development, marketing, customer relations, collections and recoveries, and customer contact operations in the United States. Ms. West is also President of the Bank. From 1991 to March 2000, Ms. West was Executive Vice President of Marketing Services and Operations for First USA Bank, where she was responsible for managing and growing inbound operations, direct marketing, retention, loyalty, sales and proactive servicing operations.

W. Ronald Dietz	Director	Age 61

Mr. Dietz is a director and President of W.M. Putnam Company, a nationwide provider of both outsourced facilities management services to companies with networks of smaller offices as well as the outsourced supply and internal distribution of office consumables to large companies. Mr. Dietz is also Managing Partner of Customer Contact Solutions, LLC, an advisory firm providing a broad range of customer treatment and strategic advice. He has been a director of Capital One since February 28, 1995. Mr. Dietz is also a director of the Savings Bank. He additionally serves as a director of Baker Hill Corporation and Stratis Corporation.

James A. Flick, Jr.	Director	Age 70

Mr. Flick has been President and Chief Executive Officer of Winnow, Inc., a management consulting firm, since May 1994. From May 1994 until April 2001, he was also Chairman, President and Chief Executive Officer of Dome Corporation, Baltimore, Maryland, a real estate development and management services company. He has been a director of Capital One since February 28, 1995. Mr. Flick is also a director of the Bank and the Savings Bank. Mr. Flick additionally serves as a director of FTI Consulting, Inc.

Patrick W. Gross	Director	Age 59

Mr. Gross is Chairman of The Lovell Group, a private business and technology advisory and investment firm. Mr. Gross is a founder of American Management Systems, Inc., Fairfax, Virginia (“AMS”), an information technology consulting, software development, and systems integration firm. He served as Principal Executive Officer and Managing Director of AMS from its incorporation in 1970 until 2002. He has been a director of Capital One since February 28, 1995. He is also a director of the Savings Bank. Mr. Gross is a director of Computer Network Technology Corporation, Minneapolis, Minnesota and Mobius Management Systems, Inc., Rye, New York, both public companies. Mr. Gross is also a director or advisory director of several private technology companies.

Lewis Hay, III	Director	Age 48

Mr. Hay has been the Chairman, President and Chief Executive Officer of FPL Group, Inc. since January 2002. He joined FPL Group, Inc. in 1999 as Vice President, Finance and Chief Financial Officer and became President of FPL Energy, LLC in March 2000. From 1991 to 1999, Mr. Hay served as Executive Vice President and Chief Financial Officer of U.S. Foodservice, Inc. He has been a director of Capital One since October 31, 2003. Mr. Hay also serves on the boards of directors of Harris Corporation and the Institute of Nuclear Power Operations (INPO), which encompasses all U.S. commercial nuclear operating organizations.

James V. Kimsey	Director	Age 64

Mr. Kimsey is the founding Chief Executive Officer and currently Chairman Emeritus of America Online, Inc., Dulles, Virginia. He has been a director of Capital One since February 28, 1995 and is also a director of the Bank. Mr. Kimsey additionally serves as a director of Batterson Venture Partners and is on the Board of Advisors of Carousel Capital Partners.

Mayo A. Shattuck, III	Director	Age 49

Mr. Shattuck has been President and Chief Executive Officer of Constellation Energy Group since November 2001 and was elected Chairman of the Board in July 2002. From June 1999 to October 2001, Mr. Shattuck was Co-Chairman and Co-Chief Executive Officer of DB Alex. Brown, LLC and Deutsche Banc Securities, Inc. He has been a director of Capital One since October 31, 2003. Mr. Shattuck also serves as a director of Gap, Inc.

Stanley Westreich	Director	Age 67

Mr. Westreich has been President of Westfield Realty, Inc., Arlington, Virginia, a real estate development and construction company, since 1965. He has been a director of Capital One since July 26, 1994. Mr. Westreich is also a director of the Bank.

Annual Meetings

Capital One expects all of its directors to attend its annual stockholder meetings. In 2003, all directors then serving attended the annual meeting.

Board Meetings

The Board of Directors oversees Capital One’s business and directs its management. The Board does not involve itself with the day-to-day operations and implementation of the business. Instead, the Board meets periodically with management to review Capital One’s performance and its future business strategy. Members of the Board also regularly consult with management to keep informed about Capital One’s progress. The full Board of Directors met twelve times during 2003. Each director attended at least 75% of the aggregate of the meetings of the Board and the committees on which the director served during the year. The Board has determined that each director, other than Messrs. Fairbank and Morris, is “independent” under the applicable rules of the Securities and Exchange Commission, the corporate governance listing standards of the New York Stock Exchange and Capital One’s Corporate Governance Policy.

Committee Meetings

The Board also conducts business through four committees: the Audit and Risk Committee, the Compensation Committee, the Governance and Nominating Committee and the Finance Committee. The Audit and Risk Committee met sixteen times, the Compensation Committee met nine times, the Governance and Nominating Committee met seven times and the Finance Committee met four times during 2003.

The Audit and Risk Committee

Members: Messrs. Dietz (Chairman), Flick and Gross. The Audit and Risk Committee is generally responsible for overseeing Capital One’s accounting, financial reporting, internal controls and risk assessment and management processes. Specifically, the Audit and Risk Committee assists the Board of Directors in monitoring various internal controls and risk areas, including: the integrity of Capital One’s financial statements and internal controls; Capital One’s compliance with legal and regulatory requirements; the qualifications, independence and performance of Capital One’s independent auditor; the performance of Capital One’s internal auditor; and the processes by which management assesses and manages risk. All three members of the Audit and Risk Committee have been designated by the Board of Directors as “financial experts” under the Sarbanes-Oxley Act of 2002 and the rules of the SEC thereunder. In January 2004, the Board of Directors and the Audit and Risk Committee approved an amended and restated Charter for the Audit and Risk Committee, which is filed as Appendix A to this Proxy Statement and available free of charge on the corporate governance page of Capital One’s internet site at www.capitalone.com under “About Capital One,” or in hard copy upon request to the Corporate Secretary at the address set forth on the Notice of Annual Stockholder Meeting.

The Compensation Committee

Members: Messrs. Westreich (Chairman), Kimsey and Dietz. The Compensation Committee recommends officers for election or re-election and approves all compensation and benefit programs for Capital One’s executive population. The Compensation Committee also approves specific employment arrangements, grade levels, salary levels, incentive awards and termination arrangements for executive officers, including the Chief Executive Officer, with the membership of the Committee expanded to include all independent directors for this purpose. The Compensation Committee evaluates and approves the Chief Executive Officer’s compensation in light of their assessment of his performance and anticipated contributions with respect to Capital One’s strategy and objectives. The Compensation Committee also administers Capital One’s 1994 Stock Incentive Plan, 1999 Stock Incentive Plan, 2002 Non-Executive Officer Stock Incentive Plan, the Stock Purchase Plans and various other employee benefit plans. In September 2003, the Board of Directors and the Compensation Committee approved an amended and restated Charter for the Compensation Committee, which is available free of charge on the corporate governance page of Capital One’s internet site at www.capitalone.com under “About Capital One,” or in hard copy upon request to the Corporate Secretary.

The Governance and Nominating Committee

Members: Messrs. Gross (Chairman), Flick and Hay. The Governance and Nominating Committee assists the Board of Directors with respect to a variety of corporate governance matters and practices. These matters include advising the Board on its organization, membership and function, including the identification and recommendation of director nominees and the structure and membership of each committee of the Board, corporate governance principles applicable to Capital One and oversight of the Board’s and the Chief Executive Officer’s annual evaluations. In January 2004, the Board of Directors and the Governance and Nominating Committee approved an amended and restated Charter for the Governance and Nominating Committee, which available free of charge on the corporate governance page of Capital One’s internet site at www.capitalone.com under “About Capital One,” or in hard copy upon request to the Corporate Secretary.

The Governance and Nominating Committee considers and makes recommendations to the Board concerning nominees to fill open positions within the Board. It is the Committee’s policy that stockholders may propose nominees for consideration by the Committee by submitting the names and other relevant information to the Corporate Secretary, with a copy to the Chairman of the Committee, at the address set forth on the Notice of Annual Stockholder Meeting. All nominations should follow the procedures set forth in the Company’s by-laws, a copy of which may be obtained free of charge by writing to the Corporate Secretary.

All director candidates, including those recommended by stockholders, are evaluated on the same basis. The Committee feels that candidates must represent diversity of experience and possess a strong educational background, substantial tenure and breadth of experience in leadership capacities, and business and financial acumen. Candidates may also be selected for their background relevant to the Company’s business strategy, their understanding of the intricacies of a public company, their international business background, and for their experience in risk management. A reputation for high personal and professional ethics, integrity and honesty, good character and judgment, the ability to be an independent thinker, and an inquisitive and objective perspective are also considered among the relevant criteria. The Board considers each nominee in the context of the Board as a whole, with the objective of assembling a Board that can best maintain the success of Capital One’s business. Director candidates, other than sitting directors, may be interviewed by the Chairman of the Committee, other directors, the Chief Executive Officer and/or other members of senior management. The results of those interviews, as well as any “background checks” the Committee deems appropriate, are considered by the Committee in making its recommendation to the Board. The Committee also considers sitting directors for re-nomination in light of the above considerations and their past and potential contributions to the Board. The Committee engaged the services of an independent recruiting firm in contacting and recommending Messrs. Hay and Shattuck for election to the Board, and is authorized to engage one or more firms, at Capital One’s expense, to provide similar services in the future.

The Finance Committee

Members: Messrs. Fairbank (Chairman), Dietz, Flick and Shattuck. The Finance Committee assists the Board of Directors in overseeing Capital One’s management of liquidity, capital and other financial risks. Specifically, the Finance Committee monitors Capital One’s significant capital and funding transactions; monitors liquidity and other financial risks and exposures; oversees Capital One’s debt funding and capital programs; oversees establishment and monitors execution of Capital One’s wholesale and retail funding plans; and recommends the payment of dividends on Capital One’s common stock to the Board of Directors. In January 2004, the Board of Directors and the Finance Committee approved an amended and restated Charter for the Finance Committee, which is available free of charge on the corporate governance page of Capital One’s internet site at www.capitalone.com under “About Capital One,” or in hard copy upon request to the Corporate Secretary.

How to Contact the Board and the Presiding Director

Under Capital One’s Corporate Governance Policy, the chairperson of the Governance and Nominating Committee presides at executive sessions of non-management directors. Interested parties may make their concerns known to the non-management directors as a group by contacting the chairperson of the Governance and Nominating Committee, care of the Corporate Secretary, at the address set forth on the Notice of Annual Stockholder Meeting. Communications may also be sent to individual directors at the above address.

Communications to the Board, the non-management directors or any individual director that relate to Capital One’s accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit and Risk Committee and Capital One’s Chief Auditor. Other communications will be referred to the presiding director, the chairman of the appropriate committee, and/or the specified director, as applicable.

Corporate Governance Policy

Capital One’s Corporate Governance Policy is available free of charge on the corporate governance page of Capital One’s internet site at www.capitalone.com under “About Capital One,” or in hard copy upon request to the Corporate Secretary.

Code of Conduct

Capital One has adopted a Code of Business Conducts and Ethics (“Code of Conduct”), which applies to Capital One’s Chief Executive Officer, Chief Financial Officer and other persons performing similar functions, as well as to Capital One’s directors and employees. The Code of Conduct, including future amendments, is available free of charge on the corporate governance page of Capital One’s internet site at www.capitalone.com under “About Capital One,” or in hard copy upon request to the Corporate Secretary. Capital One will also post on its website any waiver under the Code of Conduct granted to any of its directors or executive officers.

Compensation of the Board

Annual Fees and Option Grants

Directors who joined the Board prior to 2003 and who are not employees of Capital One receive a retainer of $35,000 each year, options to purchase 21,900 shares every three years, and reimbursement of their expenses to attend meetings. They do not receive any additional fees for attending meetings or for being members of a committee, other than reimbursement of taxes arising from certain income attributable to them in connection with the Board’s annual strategic offsite meeting.

On November 7, 2002, each non-employee director at the time received a grant of 60,000 options to purchase shares of Capital One common stock under Capital One’s 1999 Non-Employee Directors Stock Incentive Plan (the “1999 Directors Plan”), to reflect additional demands on the director for service through April 2005. The options vest over a three-year period ending in 2005, and were granted at an exercise price of $31.765, which was the common stock’s fair market value on the date of grant (determined on the basis of the average of the high and low sales prices as reported by the New York Stock Exchange Composite Transaction Tape). Additionally, in 2001 each non-employee director agreed to give up his retainer and stock options from April 2002 through April 2005 in exchange for a one-time grant of performance-based options to purchase 61,000 shares of Capital One’s common stock under the 1999 Directors Plan. These options were granted on October 18, 2001 and have an exercise price of $48.535, which was the common stock’s fair market value on that date. These options will vest on October 18, 2010, or earlier under the following circumstances: (i) immediately upon a change of control of Capital One; (ii) 20 days after Capital One achieves cumulative earnings per share of $5.03 or more in four consecutive fiscal quarters on or before December 31, 2004, or (iii) if Capital One’s common stock achieves the following fair market value for any five (5) trading days on or before the following dates:

October 18, 2004	$83.87
October 18, 2005	$100.64
October 18, 2006	$120.77
October 18, 2007	$144.92
October 18, 2008	$173.91
October 18, 2009	$208.70
October 18, 2010	$250.43

If a director ceases to serve as a director before the annual stockholder meeting in 2005, the director will relinquish a pro rata portion of any unvested options based on the number of full years he has served as a director since April 2002. The options are generally exercisable until the earlier of October 18, 2011 or three years after the director ceases to serve as a director, but may terminate sooner if the director dies or ceases to serve as a director before the options become fully exercisable.

Directors who joined the Board in 2003 and who are not employees of Capital One receive an annual cash retainer of $60,000; an additional annual retainer of $20,000 for membership on the Audit and Risk Committee and $10,000 for membership on any other committee; stock options with a Black-Scholes value of $170,000 vesting ratably over three years for service through Capital One’s annual meeting of stockholders in 2005; a one-time grant of 840 restricted stock units, vesting on the third anniversary of the date of grant; and reimbursement of their expenses to attend meetings. These stock options and restricted stock units may vest earlier upon the death or disability of the director or a change of control of Capital One. They do not receive any additional payments for attending meetings, other than reimbursement of taxes arising from certain income attributable to them in connection with the Board’s annual strategic offsite meeting. Each such director also had the opportunity to elect to forego his annual cash retainers for an additional grant of stock options with three-year ratable vesting. Both Mr. Hay and Mr. Shattuck elected to forego their cash retainers through Capital One’s 2005 annual meeting of stockholders in favor of such stock options, for an aggregate of 4,275 stock options each.

Directors who are employees of Capital One receive no additional compensation for their service as directors.

Other Benefits

Under the 1994 Deferred Compensation Plan, directors who are not employees of Capital One may voluntarily defer all of their annual fees and receive deferred income benefits. Director’s accounts are credited monthly with an interest equivalent in an amount determined from time to time by Capital One, which was 28.2% in 2003. Directors electing this deferral will begin to receive their deferred income benefits in cash when they cease to be directors, or earlier if authorized by the Compensation Committee. Benefits are generally payable in monthly installments beginning within 90 days after retirement and extending no later than the date the individual reaches age 80. If a director dies before he receives these benefits, they will be paid to his beneficiaries or estates. Upon a change of control of Capital One and unless otherwise directed by a director, Capital One shall pay to each director within thirty days of the change of control, a lump sum cash payment equal to such director’s account balance as of the date of the change of control.

Related Party Transactions

From time to time, Capital One has retained American Management Systems, Inc., a consulting company specializing in information technology, applications and systems integration, to provide certain services. Mr. Gross, a director of Capital One, was a director and principal executive officer of AMS until November 24, 2002 and served as a Senior Advisor to AMS until February 2004. Capital One and its subsidiaries entered into an agreement with AMS on April 5, 1995. Under this agreement, AMS agreed to perform general consulting and other tasks agreed to through work orders. During 2003, Capital One paid AMS a total of $162,586 for services under this agreement. Capital One intends to continue its relationship with AMS in the future and believes that the terms of existing AMS agreements are, and that any future arrangements will be, fair and reasonable and no less favorable to Capital One than those we could obtain from unrelated third parties.

The Board of Directors has reviewed the arrangement between Capital One and AMS and has determined in its business judgment that it did not interfere with Mr. Gross’ exercise of independent judgment as a member of the Board or the Audit and Risk Committee. In discharging its responsibility for making this determination under New York Stock Exchange listing standards, the Board of Directors considered, among other factors, the materiality of the relationship to Capital One, to Mr. Gross, and to AMS.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table summarizes compensation awarded to, earned by or paid to our Chief Executive Officer and the other four most highly compensated executive officers for the year ended December 31, 2003 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation							Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus(1) ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)		Securities Underlying Options(#)		All Other Compensation ($)
(a)	(b)	(c)		(d)		(e)		(f)		(g)		(h)

RICHARD D. FAIRBANK	2003	$0	(2)	$0	(2)	$60,584	(3)	$0		360,000		$6,960	(7)
Chairman of the Board, Chief Executive Officer and President	2002	$0	(2)	$0	(2)	$97,274	(3)	$0		0		$6,534
	2001	$0	(4)	$0	(4)	$—		$0		3,560,206	(2)(6)	$0

NIGEL W. MORRIS	2003	$0	(2)	$0	(2)	—		$0		0		$1,320	(7)
Vice Chairman	2002	$0	(2)	$0	(2)	$94,387	(3)	$0		0		$617
	2001	$0	(4)	$0	(4)	—		$0		2,304,000	(2)(6)	$0

JOHN G. FINNERAN, JR	2003	$422,083		$525,722	(2)	—		$1,231,212	(5)	45,000	(6)	$74,920	(7)
Executive Vice President, General Counsel and Corporate Secretary	2002	$400,000		$579,370	(2)	—		$1,077,103	(5)	57,600	(6)	$95,068
	2001	$363,333		$940,000		—		$0		378,585	(2)(6)	$70,995

LARRY A. KLANE	2003	$362,500		$502,827	(2)	—		$1,100,881	(5)	40,200	(6)	$205,460	(7)
Executive Vice President, Global Financial Services	2002	$316,250		$383,568	(2)	—		$820,588	(5)	43,900	(6)	$71,438
	2001	$287,500		$642,600		—		$0		332,946	(2)(6)	$132,806

CATHERINE WEST	2003	$370,000		$516,763	(2)	—		$1,626,881	(5)	40,200	(6)	$74,067	(7)
Executive Vice President; President, U.S. Card	2002	$317,500		$529,614	(2)	—		$1,077,103	(5)	57,600	(6)	$72,284
	2001	$269,167		$642,600		—		$0		327,469	(2)(6)	$45,153

(1)	Bonuses earned and reported for each calendar year are paid during the following calendar year.

(2)	Under a compensation package approved by the Board of Directors on October 18, 2001 (EntrepreneurGrant V), Messrs. Fairbank and Morris agreed to give up their entire salary and all benefits under the Stock Purchase Plans, the Associate Savings Plan (“Savings Plan”) and the Unfunded Excess Savings Plan (“Excess Savings Plan”), plus all potential annual cash incentives, annual stock option grants and Senior Executive Retirement Plan contributions for the years 2002 and 2003 in exchange for an award of stock options. Under this agreement, Messrs. Fairbank and Morris were granted 2,121,000 and 1,414,000 long-term stock options with performance-based accelerators, respectively, and 1,335,000 and 890,000 time-based stock options, respectively. In each of 2002 and 2003, salaries foregone were $1,000,000 and $650,000, and cash bonuses foregone were $3,000,000 and $2,000,000, for Messrs. Fairbank and Morris, respectively. Also under EntrepreneurGrant V, Messrs. Finneran and Klane and Ms. West elected to forgo up to 50% of their expected annual cash incentives for compensation years 2002, 2003 and 2004 in exchange for long-term stock options with performance-based accelerators. The number of stock options indicated next to their names for 2001 includes the following: Mr. Finneran 98,585; Mr. Klane 78,046; and Ms. West 72,569. The amounts shown in this table for Messrs. Finneran and Klane and Ms. West are cash bonuses awarded, net of amounts foregone. Cash bonuses otherwise payable to Messrs. Finneran and Klane and Ms. West were reduced for 2003 as follows: Mr. Finneran $250,828; Mr. Klane $198,573; and Ms. West $184,637. Cash bonuses otherwise payable to Messrs. Finneran and Klane and Ms. West were reduced for 2002 as follows: Mr. Finneran $236,630; Mr. Klane $187,332; and Ms. West $174,186. Capital One’s EntrepreneurGrant programs are more fully described on page 28 of the “Report of the Compensation Committee on Executive Compensation.”

(3)	Other annual compensation for the year ended December 31, 2003 includes the total value of automobile and personal financial services allowances for Mr. Fairbank as follows: $8,391 and $52,193, respectively. Other annual compensation for the year ended December 31, 2002, includes the total value of automobile and personal financial services allowances for Messrs. Fairbank and Morris, as follows: Mr. Fairbank $41,274 and $56,000; and Mr. Morris $38,387 and $56,000, respectively.

(4)	Under a compensation package approved by the Board of Directors on April 29, 1999 (EntrepreneurGrant IV), Messrs. Fairbank and Morris agreed to forego all salary and any benefits under Capital One’s Stock Purchase Plans, Savings Plan, and Excess Savings Plan for the year 2001 and all potential annual cash incentives, annual stock option grants and Senior Executive Retirement Plan contributions for the years 2000 and 2001 in exchange for an award of long-term options with performance-based accelerators. Capital One’s EntrepreneurGrant programs are more fully described on page 28 of the “Report of the Compensation Committee on Executive Compensation”.

(5)	Amounts for 2003 represent the dollar value of 22,200, 19,850 and 19,850 shares of restricted stock awarded in 2003 to Messrs. Finneran and Klane and Ms. West, respectively, pursuant to Capital One’s 1994 Stock Incentive Plan, based on the closing market price of Capital One common stock on the date of grant (December 15, 2003) of $55.46 per share. Ms. West’s amount also represents an additional grant of 10,000 shares of restricted stock awarded to her in 2003 pursuant to Capital One’s 1994 Stock Incentive Plan, based on the closing market price of Capital One common stock on the last business day immediately preceding the date of grant (June 8, 2003) of $52.60. Amounts for 2002 represent the dollar value of 31,990, 24,370 and 31,990 shares of restricted stock awarded in 2002 to Messrs. Finneran and Klane and Ms. West, respectively, pursuant to Capital One’s 1994 Stock Incentive Plan, based on the closing market price of Capital One common stock on the date of grant (December 6, 2002) of $33.67 per share. As of December 31, 2003, Mr. Finneran held 54,190 shares of restricted stock valued at $3,321,305, Mr. Klane held 44,220 shares of restricted stock valued at $2,710,244 and Ms. West held 61,840 shares of restricted stock valued at $3,790,174, based on the closing market price of Capital One common stock on December 31, 2003 of $61.29 per share. All shares of restricted stock described in this paragraph will vest on the third anniversary of the date of grant or immediately upon a change in control of Capital One or the death, disability or retirement of the grantee. Each of Messrs. Finneran and Klane and Ms. West have voting power and are entitled to receive all dividends paid with respect to their shares of restricted stock.

(6)	Includes new stock options and reload options under the 1994 Stock Incentive Plan.

(7)	All other compensation consists of the amount of contributions Capital One made under the Stock Purchase Plans and the Savings Plan, credits to the account of the executive under the Excess Savings Plan, Capital One’s payments to cover the premiums attributable to the term life insurance portion of split-dollar life insurance policies, and relocation expenses. For 2003, matching company contributions equal to 17.65% of the associate contributions under the Stock Purchase Plans were: Mr. Finneran $0; Mr. Klane $0; and Ms. West $9,799. For 2003, Capital One’s contributions to the Savings Plan were: Mr. Finneran $18,000; Mr. Klane $18,000; and Ms. West $18,000. The amounts of matching credits under the Excess Savings Plan during 2003 were: Mr. Finneran $54,112; Mr. Klane $38,328; and Ms. West $45,202. For 2003, Capital One paid the following amounts for the term portion of split-dollar insurance policies: Mr. Fairbank $6,960; Mr. Morris $1,320; Mr. Finneran $2,808; Mr. Klane $1,145; and Ms. West $1,066. For 2003, all other compensation also includes $147,987 paid by Capital One to or on behalf of Mr. Klane for relocation expenses.

Option Grant Table

The following table sets forth information concerning grants of stock options made to the Named Executive Officers in 2003.

2003 OPTION GRANTS

	Individual Grants					Grant Date Value(1)
Name	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Associates for the 2003 Fiscal Year	Exercise Price per Share(2)	Expiration Date
Richard D. Fairbank	360,000	(3)	17.39%	$56.28	12/15/2013	$9,939,600
Nigel W. Morris	0		—	—	—	—
John G. Finneran, Jr.	45,000	(3)	2.17%	$56.28	12/15/2013	$1,242,450
Larry A. Klane	40,200	(3)	1.94%	$56.28	12/15/2013	$1,109,922
Catherine West	40,200	(3)	1.94%	$56.28	12/15/2013	$1,109,922

(1)	Calculated using a Black-Scholes option pricing model with the following weighted average assumptions: dividend yield 0.18%; volatility factors of expected market price of stock 54%; risk-free interest rate 3.25%; and expected option life (in years) 5.

(2)	Equal to the fair market value of the common stock on the date of grant determined on the basis of the average of the high and low sales prices as reported by the New York Stock Exchange Composite Transaction Tape.

(3)	These options are time-based options that vest in equal annual increments over three years or earlier upon the optionee’s death, disability or retirement or upon a change of control of Capital One, are transferable only to or for the benefit of immediate family members and, other than Mr. Fairbank’s options, have a reload feature.

Option Exercise and Option Value Table

The following table sets forth information concerning exercises of stock options made by the Named Executive Officers in 2003 and the values of unexercised options held by the Named Executive Officers at 2003 year end.

2003 OPTION EXERCISES AND OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at 2003 Year End Exercisable/ Unexercisable	Value of Unexercised In-the- Money Options at 2003 Year End Exercisable/ Unexercisable(2)
Richard D. Fairbank	0	$0	7,690,287/4,056,661	$317,579,874/$39,267,546
Nigel W. Morris	3,006,358	$147,268,172	1,511,185/1,710,668	$32,610,973/$21,511,638
John G. Finneran, Jr.	0	$0	349,518/408,027	$6,037,470/$4,265,756
Larry A. Klane	14,632	$378,530	242,733/232,481	$2,799,045/$3,019,796
Catherine West	0	$0	342,932/236,137	$4,538,223/$3,197,311

(1)	The value realized is the net value of the shares (market price less the exercise price) received.

(2)	In-the-Money Options are those for which the 2003 year-end market price of the underlying shares of common stock exceeded the exercise price of the option. The value of the In-the-Money Options is the difference between the market price (determined on the basis of the average of the high and low sales prices as reported by the New York Stock Exchange Composite Transaction Tape on the last business day of 2003) of the common stock ($61.11 per share) and the exercise price of the option multiplied by the number of shares underlying the option.

Long-Term Incentive Plans—Awards in Last Fiscal Year

The following table sets forth information concerning long-term incentive award grants other than stock options and restricted stock made to the Named Executive Officers in 2003.

LONG-TERM INCENTIVE PLANS—AWARDS IN 2003

Name	Number of Shares, Units or Other Rights	Performance Or Other Period Until Maturation Or Payout (# of years)	Estimated Future Payouts Under Non- Stock Price-Based Plans
			Threshold (#)	Target (#)	Maximum (#)
Richard D. Fairbank (1)	236,940	3	0	236,940	355,410
Nigel W. Morris	—	—	—	—	—
John G. Finneran, Jr.	—	—	—	—	—
Larry A. Klane	—	—	—	—	—
Catherine West	—	—	—	—	—

(1)	Mr. Fairbank received an incentive stock award grant of performance-based shares under the 1994 Stock Incentive Plan on December 15, 2003. The terms of the grant provide for a certain number of such shares to vest and become issuable on March 31, 2007. The actual number of such shares to vest and be issued to Mr. Fairbank on March 31, 2007, will depend on Capital One’s fully diluted compound earnings per share growth rate compared with that of a peer group of 33 companies over the three-year period beginning January 1, 2004 and ending December 31, 2006. Such shares may vest and become issuable earlier or in different amounts upon Mr. Fairbank’s death, disability or retirement or upon a change of control of Capital One, in each case prior to December 31, 2006. However, if Capital One’s stockholders approve a new employee stock incentive plan permitting the issuance of restricted stock units prior to March 31, 2007, this grant will be cancelled and Mr. Fairbank will receive a grant under such plan pertaining to an equal number of restricted stock units on substantially the same terms, except such restricted stock units will be settled in shares of stock on the January 1 following Mr. Fairbank’s retirement or other departure from employment with Capital One, subject to acceleration in the discretion of the Compensation Committee. See Item 3 on page 36 for further information about Capital One’s proposed stock incentive plan.

Company Arrangements with Executive Officers

Employment Agreements

Capital One does not have employment agreements with any of its executive officers, except for Mr. Morris. The compensation arrangements with the other officers encourage their continued employment with Capital One.

Pursuant to an Employment Agreement between Mr. Morris and Capital One dated as of July 18, 2003, Mr. Morris currently serves as Vice Chairman of Capital One. In this position, he has been responsible for Capital One’s international business and its enterprise-wide risk management activities, and for transitioning responsibility for these businesses to other executive officers of Capital One. Mr. Morris now assists his successors and, pursuant to the agreement, will depart his employment with Capital One on April 30, 2004. Mr. Morris will continue to serve on the Boards of Directors of Capital One, the Bank, the Savings Bank and Capital One Bank (Europe) plc until the expiration of his current terms. In addition, Mr. Morris will be subject to various non-competition and other restrictive covenants through December 31, 2008. These covenants prohibit Mr. Morris from, inter alia, working for or advising any company that is engaged in a consumer lending business that competes with Capital One’s business in any country where Capital One does business. In exchange for complying with these restrictive covenants, Mr. Morris will receive $750,000 annually and similar perquisites and benefits to those for which he is currently eligible as an employee, including an automobile, an allowance for personal financial services, home security protection, executive assistance and home office support, in each case through April 30, 2008. In addition, as of the date of the employment agreement, Mr. Morris held 3,006,358 outstanding, vested stock options to purchase shares of Capital One’s common stock, which will expire on July 30, 2004, according to their terms. He has since exercised all of those stock options and sold the underlying shares. Another 3,221,853 outstanding, vested and unvested stock options will continue to vest and be exercisable through December 31, 2008, unless expiring earlier according to their terms. Mr. Morris also agreed to forfeit, as of the date of the employment agreement, the 753,774 stock options awarded to him on April 29, 1999, which would have otherwise vested in 2008 (or earlier upon a change of control of Capital One). If Mr. Morris violates certain of the restrictive covenants in his employment agreement at any time prior to December 31, 2008, Capital One will cease making the payments and providing the benefits described above, other than the continued vesting and exercisability of his stock options, and be entitled to seek a lump sum payment of $25 million from Mr. Morris, as well as to sue for actual and punitive damages and injunctive relief. If Mr. Morris’ employment is terminated for cause or he leaves without good reason prior to April 30, 2004, Capital One will likewise cease making the payments and providing the benefits described above, other than the continued vesting and exercisability of his stock options.

Change of Control Employment Agreements

All of the executive officers identified on pages 7 and 8 of “Information About Our Directors and Executive Officers,” other than Mr. Morris, have change of control employment agreements. The agreements are designed to ensure that if a change of control of Capital One occurs, Capital One’s business will continue with minimal disruption because these agreements provide greater employment security to key operational and management executives. A change of control will occur if one or more of the following events take place: (i) an acquisition of 20% (or, if shares are purchased from Capital One, 40%) or more of Capital One’s common stock or the combined voting power of the voting securities by a person or group, (ii) certain changes in the majority of the Board of Directors, (iii) certain mergers involving Capital One, or (iv) the liquidation, dissolution or sale of all or substantially all of Capital One’s assets.

The agreements with Messrs. Fairbank and Finneran entitle them to receive (i) their base salary and a pro rata bonus through the date of termination, (ii) a lump sum payment of three times their current annual salary and highest recent bonus, (iii) any deferred compensation and accrued vacation not yet paid and (iv) certain retirement and welfare benefits, if within three years after the change of control (or within one year prior to and in anticipation of the change of control) they are terminated without cause, or if they voluntarily leave for good reason (which includes leaving for any reason during the 30-day period beginning one year after a change of control). Any cash payments attributable to salary or bonus will be net of amounts previously foregone (if any) in exchange for Capital One stock options. The agreements also provide a tax gross-up feature to cover excise or similar taxes (including excise taxes and income taxes imposed upon the gross-up payment) that the officer may have to pay resulting from payments received or options that vest due to a change of control. Mr. Morris’ former change of control employment agreement terminated upon execution of the July 2003 employment agreement described above.

All other executive officers identified on pages 7 and 8 of “Information About Our Directors and Executive Officers” have change of control agreements that entitle them to receive (i) their base salary and a pro rata bonus through the date of termination, (ii) a lump sum payment of two times their current annual salary and highest recent bonus, (iii) any deferred compensation and accrued vacation not yet paid and (iv) certain retirement and welfare benefits, if within two years after the change of control (or within one year prior to and in anticipation of the change of control) they are terminated without cause, or if they voluntarily leave for good reason. Any cash payments attributable to salary or bonus will be net of amounts previously foregone (if any) in exchange for Capital One stock options. The change of control agreements also provide a tax gross-up feature to cover excise or similar taxes (including excise taxes and income taxes imposed upon the gross-up payment) that the officer may have to pay resulting from payments received or options that vest due to a change of control. All of Capital One’s equity-based awards will vest immediately if a change of control, as defined in the applicable stock incentive plan, occurs.

Pension Plans

General

In 1995, Capital One made a number of changes to its pension and deferred compensation plans. Among the changes were that Capital One stopped the accrual of further pay-based credits to Capital One’s Cash Balance Pension Plan (the “Cash Balance Pension Plan”) and the related excess cash balance pension plan (the “Excess Cash Balance Plan”). Capital One also eliminated the Executive Employees Supplemental Retirement Plan and the ability of executive officers to defer compensation under the 1994 Deferred Compensation Plan.

Cash Balance Pension Plan and Excess Cash Balance Plan

Before each was amended in November 1995, Capital One offered a Cash Balance Pension Plan and an Excess Cash Balance Plan to all full-time salaried associates and certain executive officers, respectively, of Capital One and its subsidiaries. The Cash Balance Pension Plan is a type of defined benefit plan intended to qualify under Section 401(a) of the Internal Revenue Code, under which participants were credited with certain pay-based credits for all annual paid compensation up to the allowable limit under IRS regulations of $150,000, indexed for cost of living increases. The Excess Cash Balance Plan provided additional benefits to participants to the extent benefits under the Cash Balance Pension Plan were restricted because of limitations on allowable compensation imposed by provisions of the Internal Revenue Code.

In November 1995, Capital One amended the Cash Balance Pension Plan and the Excess Cash Balance Plan to eliminate further pay-based credits to participants as of December 31, 1995 and to provide that there would be no new participants in such plans on or after January 1, 1996. Interest credits continue to be credited on plan balances on a quarterly basis. The estimated annual payouts upon retirement in the Cash Balance Pension Plan and the Excess Cash Balance Plan as of December 31, 2003 are, respectively, $2,424 and $6,781 for Mr. Fairbank; $3,035 and $4,909 for Mr. Morris; and $909 and $1,068 for Mr. Finneran. Since the Cash Balance Pension Plan is an account-based defined benefit plan, years of service are not tracked. These projected benefits assume interest credits under the Cash Balance Pension Plan to be 2.93% credited quarterly and under the Excess Cash Balance Plan to be 4.00% credited monthly.

In lieu of the pay-based credits under the Cash Balance Pension Plan and the Excess Cash Balance Plan, beginning January 1, 1996, Capital One began making automatic contributions equal to 3% of an associate’s eligible compensation to the associate’s account in the Savings Plan and, if applicable, the Excess Savings Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2003 with respect to shares of Capital One common stock that may be issued under our existing compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	18,882,077	(3)	$35.12	(3)	995,781	(5)
Equity compensation plans not approved by security holders(2)	25,772,098	(4)	$47.04	(4)	4,505,257	(6)

Total	44,654,175		$42.00		5,501,038

(1)	The following plans have been approved by Capital One stockholders: the 1994 Stock Incentive Plan and the 1995 Directors Plan.

(2)	The following plans have not been approved by Capital One stockholders: the 1999 Stock Incentive Plan; the 1999 Directors Plan; the 2002 Non-Executive Officer Stock Incentive Plan (the “2002 Stock Incentive Plan”); and the 2002 Associate Stock Purchase Plan, all of which are described below. In addition, pursuant to the terms of the 1994 Stock Incentive Plan, as initially approved by Capital One’s stockholders on October 28, 1994 and most recently approved by Capital One’s stockholders on April 29, 1999, Capital One’s Board of Directors has the right, without stockholder approval, to amend the plan to increase the number of shares of common stock that may be issued under the plan, provided that such increase is not required to be approved by stockholders under the Internal Revenue Code of 1986, as amended. Since stockholder approval of this Plan in 1999, the Board has increased by 25,500,000, in the aggregate, the number of shares of common stock that may be issued with respect to awards granted pursuant to the plan.

(3)	Excludes issued and outstanding shares of restricted stock and shares of incentive stock to be issued in settlement of incentive awards under the stockholder-approved portion of the 1994 Stock Incentive Plan.

(4)	Excludes purchase rights accruing under the 2002 Associate Stock Purchase Plan; outstanding restricted stock units under the 1999 Directors Plan; issued and outstanding shares of restricted stock and stock appreciation rights to be settled in cash under the 2002 Stock Incentive Plan; and issued and outstanding shares of restricted stock and stock appreciation rights to be settled in cash under the Board-approved portion of the 1994 Stock Incentive Plan.

(5)	Represents shares available for future issuance under the stockholder-approved portion of the 1994 Stock Incentive Plan as either stock options, stock appreciation rights, restricted stock or incentive stock awards. The 1995 Directors Plan was terminated on April 29, 1999 and thus there are no shares available for future issuance under this plan.

(6)	Represents 338,800 shares available for future issuance under the 1999 Stock Incentive Plan as stock options; 195,920 shares available for future issuance under the 1999 Directors Plan as either stock options, restricted stock or restricted stock units; 1,464,227 shares available for future issuance under the 2002 Stock Incentive Plan as either stock options, stock appreciation rights, restricted stock or incentive stock awards; 2,078,739 shares available for future issuance under the 2002 Associate Stock Purchase Plan; and 427,571 shares available for future issuance under the Board-approved portion of the 1994 Stock Incentive Plan as either stock options, stock appreciation rights, restricted stock or incentive stock awards.

Description of Non-Stockholder Approved Equity Compensation Plans

Set forth below is a brief description of the material features of each Capital One equity compensation plan that was adopted without the approval of Capital One’s stockholders and that was in effect as of December 31, 2003.

1999 Stock Incentive Plan

The 1999 Stock Incentive Plan was adopted by the Board on April 29, 1999. Under the plan, Capital One has reserved 600,000 shares of Capital One common stock for issuance in the form of non-qualified stock options. The number of shares available for issuance under the plan includes shares granted under the plan subject to options that expire or otherwise terminate unexercised and shares surrendered by a participant or retained by Capital One in payment of applicable exercise price or tax withholding liabilities. Shares issued pursuant to the plan may consist of authorized, but unissued, shares or treasury shares.

Stock options may be granted under the 1999 Stock Incentive Plan to all employees and consultants of Capital One. The exercise price of stock options granted under the plan may not be less than the fair market value, as defined in the 1999 Stock Incentive Plan, of Capital One common stock on the date of grant. The maximum term of each stock option is ten years. All options granted under the plan to date were granted on April 29, 1999 and expire on April 29, 2009. These options vested immediately upon the optionee’s execution of an intellectual property protection agreement with Capital One.

The plan is administered by a committee consisting solely of two or more non-employee directors of Capital One as determined by the Board (the “Committee”). The Committee may, in its discretion, grant options which by their terms become fully exercisable upon a change of control, as defined in the 1999 Stock Incentive Plan, of Capital One. The Committee may also, in its discretion, grant options containing, or amend options previously granted to provide for, a reload feature. Reload options are granted at the time a participant surrenders shares of common stock that have been owned for at least six months as payment for the exercise price of previously granted options. If a participant so surrenders shares of common stock, only the number of shares actually issued, net of shares surrendered, are deemed delivered for purposes of determining the maximum number of shares available for issuance under the plan. The Committee has retained the right to cancel any awards outstanding under the plan in exchange for a cash payment equal to any such award’s value as of the date of cancellation.

The Committee and the Board will terminate the 1999 Stock Incentive Plan and no shares will remain available for issuance thereunder, other than shares subject to outstanding equity awards under the plan, upon approval by Capital One’s stockholders of the 2004 Stock Incentive Plan (Item 3 on page 36).

1999 Director Plan

The 1999 Director Plan was adopted by the Board on April 29, 1999, and was most recently amended on September 19, 2002. The plan authorizes a maximum of 825,000 shares of Capital One’s common stock for the grant of non-qualified stock options, restricted stock and restricted stock units to members of the Board who are not otherwise, at the time an award is granted, an employee of Capital One or any subsidiary of Capital One. The number of shares available for issuance under the plan includes shares granted under the plan subject to options that expire or otherwise terminate unexercised and shares forfeited pursuant to restrictions on restricted stock or deferred stock. Shares issued pursuant to the plan are treasury shares. The plan is administered by the Board.

The exercise price of stock options granted under the plan may not be less than the fair market value, as defined in the 1999 Director Plan, of Capital One common stock on the date of grant. The maximum term of each stock option is ten years and vesting schedules are determined at the time of grant. The Board may, in its discretion, grant options that by their terms become fully exercisable upon a change of control, as defined in the 1999 Director Plan.

The Board may award restricted stock to eligible directors. During the restricted period, a director may not dispose of any restricted shares and must forfeit any restricted shares granted to such director, if he or she ceases to be a member of the Board. The Board has the authority to establish the terms and conditions upon which these restrictions will lapse. The Board may also, at any time, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions. Subject to any applicable restrictions, a participant who receives an award of restricted stock shall have all of the rights of a stockholder with respect to the shares subject to the award, including but not limited to the right to vote the shares and the right to receive all dividends and other distributions paid with respect to the shares.

The Board may award restricted stock units to eligible directors under the plan. The Board has the authority to establish, in its discretion, the length of the vesting period, any restrictions with respect to an award of restricted stock units and the terms and conditions upon which restrictions, if any, shall lapse.

The Board has retained the right to cancel any awards outstanding under the plan in exchange for a cash payment equal to any such award’s value as of the date of cancellation.

2002 Stock Incentive Plan

The 2002 Stock Incentive Plan was adopted by the Board on January 17, 2002 and amended on September 19, 2002. Under the 2002 Stock Incentive Plan, 8,500,000 shares of Capital One common stock have been reserved for issuance with respect to the grant of non-qualified stock options, stock appreciation rights, restricted stock or incentive stock. The number of shares available for issuance under the plan includes shares subject to options or stand-alone stock appreciation rights granted under the plan that expire or otherwise terminate unexercised, shares forfeited pursuant to restrictions on restricted stock or incentive stock and shares surrendered by a participant or retained by Capital One in payment of the exercise price of an option or applicable tax withholding liabilities. The plan is administered by a committee (the “Committee”) consisting solely of at least two non-employee directors of Capital One.

All current and future employees of Capital One or its subsidiaries that the Committee determines have contributed or can be expected to contribute to the profit and growth of Capital One are eligible to receive awards under the plan, except for Capital One’s “executive officers” (generally, those subject to Section 16(b) of the Securities Exchange Act of 1934, as amended).

The exercise price of stock options granted under the plan may not be less than the fair market value, as defined in the 2002 Stock Incentive Plan, of Capital One common stock on the date of grant. The maximum term of each stock option is ten years and vesting schedules are determined at the time of grant. The Committee may, in its discretion, grant options that by their terms become fully exercisable upon a change of control, as defined in the 2002 Stock Incentive Plan. The Committee may also, in its discretion, grant options containing, or amend options previously granted to provide for, a reload feature. Reload options are granted at the time a participant surrenders shares of common stock that have been owned for at least six months as payment for the exercise price of previously granted options. If a participant so surrenders shares of common stock, only the number of shares actually issued, net of shares surrendered, are deemed delivered for purposes of determining the maximum number of shares available for issuance under the plan.

The Committee may award tandem or stand-alone stock appreciation rights. The Committee may impose such conditions upon the exercise of stock appreciation rights as it deems appropriate and may also limit the amount which can be received when a stock appreciation right is exercised. With respect to tandem stock appreciation rights, such rights will only be exercisable to the extent that the related option is exercisable and shall expire no later than the date on which the related option expires. In addition, a tandem stock appreciation right may only be exercised at a time when the fair market value of Capital One common stock covered by such right exceeds the exercise price of the Capital One common stock covered by the underlying option. With respect to stand-alone stock appreciation rights, the exercise price of shares of Capital One common stock covered by such rights cannot be less than 100% of the fair market value of such shares on the date of grant. The Committee may, in its discretion, grant stand-alone stock appreciation rights that by their terms become fully exercisable upon a change of control. A stand-alone stock appreciation right may only be exercised at a time when the fair market value of the Capital One common stock covered by such right exceeds the exercise price of the stand-alone stock appreciation right. All stock appreciation rights may be settled by payment of cash, stock or a combination thereof, in the Committee’s discretion.

The Committee may also award restricted stock to eligible employees. During the restricted period, a participant may not dispose of any restricted shares and must forfeit any restricted shares granted to such participant if he or she ceases to be employed by Capital One. The Committee has the authority to establish as to each share of restricted stock issued, the terms and conditions upon which the restrictions will lapse. The Board may also, at any time, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions. Subject to any applicable restrictions, a participant who receives an award of restricted stock shall have all of the rights of a shareholder with respect to the shares subject to the award, including but not limited to the right to vote the shares and the right to receive all dividends and other distributions paid with respect to the shares.

The Committee may establish performance programs with fixed goals and designate employees as eligible to receive incentive stock if, and when, the goals are achieved. A participant who is eligible to receive incentive stock has no rights as a shareholder until such incentive stock is received.

The Committee has retained the right to cancel any awards outstanding under the plan in exchange for a cash payment equal to any such award’s value on the date of cancellation.

The Committee and the Board will terminate the 2002 Stock Incentive Plan and no shares will remain available for issuance thereunder, other than shares subject to outstanding equity awards under the plan, upon approval by Capital One’s stockholders of the 2004 Stock Incentive Plan (Item 3 on page 36).

2002 Associate Stock Purchase Plan

The 2002 Associate Stock Purchase Plan (the “ASPP”) was adopted by the Board on September 19, 2002. Under the ASPP, Capital One has reserved 3,000,000 shares of Capital One common stock for the purpose of employee purchases. These shares may consist of newly issued shares, treasury shares or shares acquired on the open market. The ASPP is administered by a committee consisting of at least two non-employee directors appointed by the Board.

All current and future employees of Capital One are eligible to participate in the ASPP. Each eligible employee may elect regular, monthly payroll deductions of up to 15% of such employee’s base compensation for that payroll period to be used to purchase shares of Capital One common stock at monthly intervals. Eligible employees may also elect to make a lump-sum cash contribution (provided that the total of the payroll deductions and such contributions for any calendar quarter do not exceed 15% of an employee’s base compensation for such period) to be used to purchase shares at the end of each calendar quarter. The purchase price for all share purchased is equal to 85% of the fair market value of shares of Capital One common stock on the date of purchase. Purchased shares will be held in an investment account established on behalf of each participating employee. Participating employees are entitled to sell the shares held in their accounts at any time, subject to federal securities laws.

Performance Graph

The following graph compares cumulative total stockholder return on our common stock with the S&P Composite 500 Stock Index (“S&P 500 Index”) and an industry index, the S&P Financial Composite Index (“S&P 500 Financials Index”), for the period from December 31, 1998 to December 31, 2003. The graph assumes an initial investment of $100 in common stock of the specified securities. The cumulative returns include stock price appreciation and assume full reinvestment of dividends. The stock price performance on the graph below is not necessarily indicative of future performance.

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

Compensation Philosophy

As the Compensation Committee of the Board of Directors, we are committed to designing and implementing an executive officer compensation program with the following goals:

•	Attract and retain top executive talent, to ensure the ongoing success of our business;

•	Strongly link our executives’ rewards with stockholder returns and the achievement of strategic business objectives; and

•	Ensure that compensation is based on appropriate consideration of both short- and long-term performance.

To this end, our program is designed to provide total compensation opportunities at the 75th percentile of the marketplace, commensurate with the level of performance we expect from Capital One and its executives. We define the marketplace as executives with similar roles and responsibilities, in organizations with comparable business purpose and complexity, against which we compete for talent. From time to time, we work with external consultants to ensure that our compensation program continues to meet these standards. For purposes of Chief Executive Officer and other executive officer compensation, the Compensation Committee comprises all independent members of the Board of Directors, as defined under the corporate governance listing standards of the New York Stock Exchange.

Methodology

The Committee has established, and annually reviews, a group of companies that serves as our point of comparison to the marketplace. This is referred to as the “comparator group.” In 2003, our comparator group consisted of 33 companies.

Using information provided by nationally recognized independent consulting firms, we examine the competitiveness of Capital One’s executive officer compensation practices and pay levels with respect to the comparator group. This data serves as a primary guide in determining compensation opportunities for our executive officers. However, we also consider a number of subjective factors, including:

•	An executive’s job scope and level of responsibility;

•	Unique skills and abilities that are critical to the success of Capital One; and

•	Experience and time in position.

We also consider several issues relative to Capital One and its operating environment, including:

•	The potential dilutive effect on stockholders of any equity awards made under our programs;

•	Regulatory and accounting issues; and

•	The need to protect and enhance Capital One’s capital and liquidity positions over time.

Executive Compensation Structure

In 2003, the compensation structure for our executive officers, other than the Chairman and Chief Executive Officer and the Vice Chairman, consisted of base salary, annual cash incentives linked to near-term business performance, and long-term incentives linked to growth in stockholder value.

Base Salary. Using data from our comparator group, we evaluate each executive’s base salary relative to the 50th percentile (median) of our comparator group for comparable positions. Salaries are adjusted annually based primarily on an executive’s performance, but also on factors such as scope of responsibility, prior experience and accomplishments, and other individual factors.

Annual Cash Incentives. Executive officers have the opportunity to earn annual cash incentives based on performance. Our incentive award targets are designed so that total cash compensation (the sum of base salary and annual cash incentives) is targeted at the 65th percentile of the comparator group for comparable positions. Actual incentive awards are based on the Committee’s review of performance against both company and individual objectives.

Our measurement of company performance is based on our annual growth in earnings per share compared to the median annual earnings per share growth of the companies comprising the Standard & Poor’s 500 Index. We believe, that over the long run, sustained earnings per share growth is the primary driver of stockholder value.

Actual incentive awards earned in 2003 were generally above target. This is because Capital One achieved earnings per share growth of 23% compared to median earnings per share growth of approximately 17% for companies comprising the Standard & Poor’s 500 Index. Payments of these incentive awards were reduced, however, for those executive officers who elected to participate in Capital One’s EntrepreneurGrant V program in October 2001. This grant, the fifth in a series of EntrepreneurGrants, allowed executive officers and other members of senior management to elect to forego up to 50% of their expected annual cash incentives for 2002, 2003 and 2004 in exchange for a one-time grant of stock options with performance-based accelerators, the terms of which are further described below.

Our assessment of individual performance is based on a number of factors including an executive’s performance against job-specific objectives, measured in a manner consistent with industry best practices.

Long-term Incentives. Long-term equity-based incentives are a significant component of compensation for executive officers at Capital One. This is consistent with competitive practices and it reinforces the emphasis on long-term results that we believe is in the best interests of our stockholders. Our philosophy with regard to the granting of equity is to:

•	Allow a broad group of eligible employees to participate in equity grants, but weight the distribution of awards toward top performers and individuals with the greatest responsibilities;

•	Monitor the aggregate number of shares underlying equity awards that are granted each year; and

•	Over time, manage total equity awards to achieve acceptable levels of dilution, as recommended by independent consultants and as compared to peer group and industry norms.

Our annual long-term incentive award targets are designed so that total compensation is positioned at the 75th percentile of our comparator group for comparable positions. Actual awards are based primarily on an executive’s individual performance, with the ultimate value of the awards dependent on long-term growth in our share price.

In 2003, long-term incentive awards to executive officers were made in the form of stock options and shares of restricted stock. Stock options are granted with an exercise price equal to the fair market value of Capital One’s common stock on the grant date, measured as the average of the high and low prices of Capital One’s common stock on the New York Stock Exchange on that date. Our stock options therefore have no economic value unless Capital One’s stock price increases. Typically, stock options become exercisable in one-third increments on the first, second and third anniversaries of the grant date. Restricted stock generally becomes transferable at a rate of 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 50% on the third anniversary of the grant date. All of Capital One’s equity-based awards granted to executive officers vest immediately in the event of a change of control or upon the grantee’s retirement, each as defined in our 1994 Stock Incentive Plan. In addition, stock options are transferable to family members of the optionee and restricted stock vests immediately upon the grantee’s death or disability.

Compensation of the Chairman and Chief Executive Officer and the Vice Chairman.

Mr. Fairbank, our Chairman and Chief Executive Officer, and Mr. Morris, our Vice Chairman, received no base salary, annual cash incentive or annual long-term incentive award during 2003. Instead, under EntrepreneurGrant V, Messrs. Fairbank and Morris elected to forego their entire salary, annual cash incentive and annual long-term incentive awards for 2002 and 2003 in exchange for an up-front award consisting of a combination of standard time-based stock options and stock options with performance-based vesting accelerators, which will vest in October 2007, or earlier if either cumulative earnings per share of $5.03 for four consecutive fiscal quarters is achieved by December 31, 2004 or the fair market value of Capital One’s common stock is at least $83.87 for five trading days by October 18, 2004. In this way, we believe that the interests of our top executives have been aligned directly with the long-term interests of our stockholders.

On December 15, 2003, the Committee approved the 2004 annual compensation of Mr. Fairbank. Under this compensation arrangement, in lieu of any salary, annual cash incentive, other cash or equity-based long-term incentives, and retirement plan contributions for 2004, Mr. Fairbank received a grant of 360,000 stock options and up to 355,410 performance-based shares of Capital One common stock. The stock options have an exercise price of $56.275, which was the fair market value of Capital One’s common stock on the grant date, will vest annually in three equal installments beginning on December 15, 2004 and will expire ten years from the date of grant. The actual number of performance-based shares to be issued will depend on Capital One’s fully diluted compound earnings per share growth rate compared with Capital One’s comparator group over the three-year period beginning January 1, 2004 and ending December 31, 2006. Target earnings per share performance under this measurement is set at the 75th percentile within the comparator group, so that Mr. Fairbank achieves 75th percentile compensation only if Capital One reaches 75th percentile performance, which would result in a payment to Mr. Fairbank of 236,940 shares of Capital One’s common stock. The terms of the grant of performance-based shares will provide for such shares to vest and become issuable on March 31, 2007. However, if Capital One’s stockholders approve a new employee stock incentive plan permitting the issuance of restricted stock units prior to March 31, 2007, then Mr. Fairbank will instead receive an equal number of restricted stock units that will be settled in shares of stock on the January 1 following Mr. Fairbank’s retirement or other departure from employment with Capital One, although the Committee may accelerate payment in its discretion at any time. The Committee believes that this structure will encourage Mr. Fairbank’s long-term investment in Capital One. The Committee also believes that these restricted stock units will not be subject to the non-deductibility provisions of Section 162(m) of the Internal Revenue Code (described below).

In July 2003, Mr. Morris and Capital One entered into an employment agreement providing for Mr. Morris’ compensation from January 1, 2004 through his expected termination date of April 30, 2004, and for separation payments and associated restrictive covenants from May 1, 2004 through December 31, 2008. This employment agreement is described in further detail on page 19 of this proxy statement. The Board of Directors believes that Mr. Morris’ employment agreement is appropriate and reasonable in light of Mr. Morris’ lengthy service in co-founding and building Capital One and its business. Mr. Morris’ employment agreement was entered into with the intent of protecting Capital One’s intellectual capital by discouraging Mr. Morris from providing services to Capital One’s competitors or disclosing Capital One’s confidential information. The agreement was also entered into with the intent of encouraging a smooth and orderly transition of Mr. Morris’ responsibilities and enabling him to be compensated through the continued exercise of stock option awards made to him during the nine years in which he served as President and Chief Operating Officer but received limited or no other compensation.

Deductibility of Compensation Expenses

Section 162(m) of the Internal Revenue Code provides that compensation that is paid to the Chief Executive Officer or to any of the four most highly compensated executive officers (other than the Chief Executive Officer)

in excess of $1 million is generally not deductible by Capital One for federal income tax purposes unless it qualifies as “performance-based” compensation. To qualify as “performance-based” under Section 162(m), compensation payments must be made from a plan that is administered by a committee of outside directors and must be based on the achievement of objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the Committee must certify that the performance goals have been achieved.

The Committee has considered the impact of this tax code provision in designing Capital One’s compensation plans. While certain annual cash incentive amounts were nondeductible in 2003, we believe it is more important to have executive officers focused on the business opportunities afforded by Capital One’s information-based strategies than to use inappropriate measures in the interest of capturing the benefits of the tax deduction. Accordingly, the Committee has and intends in the future to take such steps as it deems reasonably practicable to manage the impact of Section 162(m).

The Compensation Committee

Stanley Westreich (Chairman)

W. Ronald Dietz

James A. Flick, Jr.*

Patrick W. Gross*

Lewis Hay, III*

James V. Kimsey

Mayo A. Shattuck, III*

The foregoing Report of the Compensation Committee on Executive Compensation shall not be deemed to be incorporated by reference into any of Capital One’s previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by Capital One in any such filing.

*	Committee member for purposes of executive officer compensation only.

REPORT OF THE AUDIT AND RISK COMMITTEE

The Audit and Risk Committee’s amended and restated charter was approved by the Committee on January 28, 2004 and by the full Board of Directors on January 29, 2004. A copy of the Audit and Risk Committee’s charter is attached as Appendix A to this Proxy Statement.

In accordance with its charter, the Audit and Risk Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of Capital One’s accounting, auditing, financial reporting, internal controls and risk assessment and management processes. The Audit and Risk Committee’s primary responsibilities can be classified as assisting the Board in monitoring four broad categories:

•	first, the integrity of Capital One’s financial statements and internal controls;

•	second, Capital One’s compliance with legal and regulatory requirements;

•	third, the qualifications, independence and performance of Capital One’s independent auditor and the performance of its internal auditors; and

•	fourth, the processes by which management assesses and manages risk.

The Audit and Risk Committee has implemented procedures to ensure that it devotes the attention it deems necessary or appropriate to each of the matters assigned to it under its charter. In carrying out its responsibilities, the Audit and Risk Committee met sixteen times during 2003.

In discharging its oversight responsibility, the Audit and Risk Committee has reviewed and discussed Capital One’s audited financial statements for the fiscal year ended December 31, 2003 with management and Ernst & Young LLP (“Ernst & Young”), Capital One’s independent auditors. The Audit and Risk Committee has also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification for Statements on Auditing Standards); has been timely briefed by Ernst & Young as required by Section 204 of the Sarbanes-Oxley Act; and follows the mandates of the Securities and Exchange Commission’s rules on Strengthening the Commission’s Requirements Regarding Auditor Independence (17 CFR PARTS 210, 240, 249 and 274 – Final Rule). In addition, the Audit and Risk Committee has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed Ernst & Young’s independence with Ernst & Young. Based on its review and discussions with management and Ernst & Young, and pursuant to a delegation of authority from the Board of Directors, the Audit and Risk Committee has approved the inclusion of the audited financial statements in Capital One’s annual report on Form 10-K for the fiscal year ending December 31, 2003 for filing with the Securities and Exchange Commission.

The Audit and Risk Committee

W. Ronald Dietz (Chairman)

James A. Flick, Jr.

Patrick W. Gross

The foregoing Report of the Audit and Risk Committee shall not be deemed to be incorporated by reference into any of Capital One’s previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by Capital One in any such filing.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Board of Directors is divided into three classes. At each annual meeting the term of one class expires. Directors in each class are elected to serve for three-year terms. At the 2002 annual meeting James A. Flick, Jr., Patrick W. Gross and James V. Kimsey were elected to serve on the Board of Directors for three-year terms expiring at the annual meeting to be held in 2005. At the 2003 annual meeting, Richard D. Fairbank and Stanley Westreich were elected to serve on the Board of Directors for three-year terms expiring at the annual meeting to be held in 2006. Mr. Morris, who was elected to serve on the Board of Directors at the 2001 annual meeting, is not standing for re-election in 2004. All of the current directors began serving as directors as of the close of business on February 28, 1995, except Mr. Fairbank and Mr. Westreich, who have served as directors since July 26, 1994, and Messrs. Hay and Shattuck, who have served as directors since October 31, 2003.

The nominees for re-election this year are W. Ronald Dietz, Lewis Hay, III and Mayo A. Shattuck, III. Each has consented to serve a three-year term. Information about the proposed nominees for election as directors, and about each other current director whose term will continue after the annual meeting, is set forth under “Information About Our Directors and Executive Officers” starting on page 7 of this Proxy Statement.

In the event a nominee does not continue to be available for election, the Board may designate a substitute as a nominee. Proxies will be voted for the election of such substitute. As of the date of this proxy statement, the Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

Directors will be elected by a plurality of the votes cast for the election of directors at the meeting. Cumulative voting is not permitted.

The Board recommends a vote “FOR” each of these director nominees.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

(Item 2 on the Proxy Card)

The Audit and Risk Committee, pursuant to authority granted to it by the Board of Directors, has appointed the firm of Ernst & Young LLP as independent auditors for 2004. The Board is submitting this proposal to the vote of the stockholders in order to ratify the Audit and Risk Committee’s appointment. If stockholders do not ratify the selection of Ernst & Young LLP, the Audit and Risk Committee will reconsider the appointment of independent auditors.

Capital One has paid or expects to pay the following fees to Ernst & Young LLP for work performed in 2003 and 2002 or attributable to Ernst & Young LLP’s Audit of Capital One’s 2003 and 2002 financial statements:

	2003	2002
	(Amounts in millions)
Audit Fees	$2.9	$2.0
Audit-Related Fees	$2.9	$1.6
Tax Fees	$2.7	$3.1
All Other Fees	$0	$0.2

In January 2003, the SEC released final rules to implement Title II of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The rules address auditor independence and have modified the proxy fee disclosure requirements. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for an Audit or review in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC. Audit-related fees are assurance related services that traditionally are performed by the independent accountant, such as: employee benefit plan audits, due diligence related to mergers and acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. Tax fees include corporate and subsidiary compliance, consulting, international and employee benefit services. All Other fees include fees for services that are not defined as Audit, Audit-Related, or Tax and are not specifically prohibited by the SEC.

The Audit and Risk Committee has reviewed the fees paid to Ernst & Young LLP and has considered whether the fees paid for non-Audit services are compatible with maintaining Ernst & Young LLP’s independence. The Audit and Risk Committee also adopted policies and procedures to approve services provided by Ernst & Young in accordance with the Sarbanes-Oxley Act and rules of the SEC promulgated thereunder. These policies and procedures involve annual pre-approval by the Audit and Risk Committee of the types of services to be provided by Capital One’s independent auditor and fee limits for each type of service on both a per engagement and aggregate level. Additional service engagements that exceed these pre-approved limits must be submitted to the Audit and Risk Committee for further pre-approval. Tax fees are limited to 50% of combined Audit and Audit-Related fees, and All Other fees are prohibited effective January 1, 2004. However, All Other services approved by the Audit and Risk Committee prior to January 1, 2004, but rendered or billed by Ernst & Young during 2004, will be reflected in the 2004 All Other fees category. Capital One’s policy does not allow for a de minimis exception to the pre-approval procedures. Accordingly, all services to be provided by Ernst & Young must be pre-approved by the Audit and Risk Committee.

Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of Ernst & Young LLP as independent auditors for 2004. Therefore, abstentions effectively count as votes against this proposal.

The Board recommends a vote “FOR” the ratification of Ernst & Young LLP as the independent auditors for 2004.

*    *    *

CAPITAL ONE’S 2004 STOCK INCENTIVE PLAN

(Item 3 on the Proxy Card)

APPROVAL AND ADOPTION

OF THE

CAPITAL ONE FINANCIAL CORPORATION

2004 STOCK INCENTIVE PLAN

The Board of Directors has adopted, subject to your approval, the Capital One Financial Corporation 2004 Stock Incentive Plan (the “2004 Plan”). The purpose of the 2004 Plan is to promote the interests of Capital One and its stockholders by strengthening Capital One’s ability to attract, motivate and retain employees, directors and Third Party Service Providers (as defined below) upon whose judgment, initiative and efforts the financial success and growth of the business of Capital One largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of Capital One and create value for stockholders.

The material terms of the 2004 Plan are summarized below. Because this is a summary, it may not contain all the information that you may consider important. In order to aid your understanding, the full text of the 2004 Plan, as proposed for adoption and approval by you, is provided as Appendix B to this Proxy Statement. Copies will also be available at the Annual Meeting.

The Board recommends that you approve the adoption of the 2004 Plan. If the 2004 Plan is approved, Capital One will terminate the 1994 Stock Incentive Plan, 1999 Stock Incentive Plan and 2002 Stock Incentive Plan (the “Prior Plans”) and no shares of Capital One’s common stock (“Shares”) will be available for issuance thereunder, other than Shares already subject to outstanding equity awards under the Prior Plans. Any reload options granted upon the exercise of awards from the Prior Plans will be granted under the 2004 Plan. In the event that you do not approve the adoption of the 2004 Plan, we will not terminate the Prior Plans, from which we may make additional grants and out of which we will continue to honor our obligation to issue reload options to holders of option grants that contain a reload feature.

Material Provisions of the 2004 Plan

Types of Awards. Awards under the 2004 Plan may be in the form of (i) cash-based awards; (ii) options, which may be incentive stock options, as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (“ISOs”) (which are tax advantageous for the participant but with respect to which Capital One does not receive a deduction) or non-qualified stock options; (iii) stock appreciation rights (“SARs”); (iv) restricted stock; (v) restricted stock units; (vi) performance shares; (vii) performance units; (viii) annual incentive pool awards; or (ix) awards based on or related to Shares not otherwise described in the 2004 Plan (“Other Stock-Based Awards”) (collectively, “Awards”). Depending upon the type, Awards may be paid in Shares, cash or a combination thereof.

Duration of the 2004 Plan. The 2004 Plan will become effective upon stockholder approval. Unless sooner terminated as provided therein, the 2004 Plan will terminate ten (10) years from the date it becomes effective. After the 2004 Plan is terminated, no new Awards may be granted but Awards previously granted will remain outstanding in accordance with their applicable terms and conditions and the 2004 Plan’s terms and conditions.

Shares Available for Awards. The total number of Shares available for issuance under the 2004 Plan, subject to adjustment in accordance with certain anti-dilution provisions described below, will not exceed an aggregate amount of 8,000,000 Shares. Management anticipates that 8,000,000 shares will be sufficient for new equity awards to Capital One’s employees, directors and Third Party Service Providers, if any, through December 31, 2005. Subject to the overall plan limit of 8,000,000 Shares, the maximum number of Shares available for issuance pursuant to Awards in the form of ISOs and Awards in the form of non-qualified stock options will be 8,000,000, in each case.

Shares covered by an Award will only be counted as used under the authorized Share and Award limits set forth in the 2004 Plan to the extent they are actually issued and delivered to a participant or such participant’s designated transferee and are not forfeited by the participant and returned to Capital One. Any Shares that are related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of Shares, which are forfeited by the participant to Capital One, which are settled in cash in lieu of shares, or which are exchanged with the Compensation Committee’s permission, prior to the issuance of Shares, for Awards not involving the issuance or delivery of Shares, will be available again for grant under the 2004 Plan. In addition, except to the extent otherwise required by applicable law, if the exercise price of any option granted under the 2004 Plan or the tax withholding requirements with respect to any Award granted under the 2004 Plan are satisfied by tendering Shares to Capital One, or if an SAR is exercised, or, with respect to tax withholding requirements only, if Shares are withheld to satisfy such requirements from the Shares that would otherwise be delivered to the participant, only the number of Shares issued, net of the Shares tendered or withheld, if any, will be deemed issued and delivered for purposes of the authorized Share and Award limits set forth in the 2004 Plan. In addition, except as otherwise required by applicable law, if the exercise price of any option with a reload feature granted under any of the Prior Plans (a “Prior Option”) (the exercise of which results in the grant of an option under the 2004 Plan) is satisfied by tendering Shares to Capital One, only the number of Shares issued pursuant to the new option so granted under the 2004 Plan, net of Shares tendered in payment of the exercise price for the Prior Option, shall be deemed issued and delivered for purposes of the authorized Share and Award limits set forth in the 2004 Plan. Except to the extent otherwise required by applicable law or stock exchange rule, the maximum number of Shares available for issuance under the 2004 Plan will not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional restricted stock, restricted stock units, performance shares, or Other Stock-Based Awards. The Shares available for issuance under the 2004 Plan may be authorized and unissued Shares or treasury Shares.

The market value of a Share as of February 27, 2004, the last business day immediately preceding the Record Date of February 29, 2004, was $70.60, which was the average of the high and low price for a Share on such date as reported on the New York Stock Exchange.

Annual Award Limits. The maximum aggregate number of Shares with respect to which options may be granted in any one plan year to any one participant will be 2,000,000, plus the number of Shares under such annual award limit with respect to which options were not granted determined as of the close of the previous plan year. The maximum aggregate number of Shares with respect to which SARs may be granted in any one plan year to any one participant will be 2,000,000 plus the number of Shares under such annual award limit with respect which SARs were not granted determined as of the close of the previous plan year. The maximum aggregate number of Shares that may be granted as restricted stock or with respect to which restricted stock units may be granted in any one plan year to any one participant will be 1,500,000 plus the number of Shares under such annual award limit with respect to which restricted stock and restricted stock units were not granted determined as of the close of the previous plan year. The maximum aggregate amount that any one participant may be granted in any one plan year with respect to performance units or performance shares will be 2,000,000 Shares or an amount equal to the value of 2,000,000 Shares, as applicable, plus the number of Shares under such annual award limit with respect to which performance units and performance shares were not granted determined as of the close of the previous plan year. The maximum aggregate amount that any one participant may be granted in any one plan year with respect to cash-based Awards not denominated in Shares may not exceed $30,000,000 or, with respect to cash-based Awards denominated in Shares, an amount equal to the value of 1,500,000 Shares plus the amount under such annual award limit with respect to which cash-based Awards were not granted determined as of the close of the previous plan year. The maximum aggregate number of Shares with respect to which Other Stock-Based Awards may be granted in any one plan year to any one participant will be 1,500,000 plus the number of Shares under such annual award limit with respect to which Other-Stock Based Awards were not granted determined as of the close of the previous plan year.

Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares or the capitalization of Capital One), such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of Capital One, combination of Shares, exchange of Shares, dividend in kind, extraordinary cash dividend or other like change in capital structure or distribution to stockholders of

Capital One, or any similar corporate event or transaction, the Compensation Committee may substitute or adjust, as applicable, the number and kind of Shares that may be issued under the 2004 Plan or under certain Awards, the number and kind of Shares subject to outstanding Awards, the exercise or grant price applicable to outstanding Awards, the annual award limits described above and other value determinations applicable to outstanding Awards in order to prevent the dilution or enlargement of the participants’ rights under the 2004 Plan. The Compensation Committee may also make appropriate adjustments or modifications in the terms of any Awards to reflect such corporate events or transactions, including the modification of performance goals and performance periods. Subject to applicable law, the Compensation Committee is also authorized to issue new Awards or assume awards granted under plans of other entities in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions it deems appropriate.

Administration. The 2004 Plan will be administered by the Compensation Committee. The Compensation Committee will have full and exclusive discretionary power to, among other things, select Award recipients, establish all Award terms and conditions, interpret the terms and the intent of the 2004 Plan and any Award agreement or other agreement or document ancillary to or in connection with the 2004 Plan, adopt modifications and amendments to the 2004 Plan or any Award agreement and adopt such rules, regulations, forms, instruments and guidelines for administering the 2004 Plan as the Compensation Committee may deem necessary or proper. The Compensation Committee may delegate to one or more of its members or to one or more officers or management committees of Capital One (including its subsidiaries and affiliates) or to one or more agents or advisors such administrative duties or powers as it may deem advisable.

To the fullest extent permitted by applicable law and subject to Capital One’s Restated Certificate of Incorporation and Restated Bylaws, neither Capital One nor any member of the Compensation Committee will be liable for any action, omission or determination of the Compensation Committee relating to the 2004 Plan or any Award, and Capital One will indemnify and hold harmless each member of the Compensation Committee and each other person to whom any duty or power relating to the administration or interpretation of the 2004 Plan or any Award has been delegated against any cost or expense (including counsel fees) or liability arising out of any such action, omission or determination relating to the 2004 Plan or any Award.

The Compensation Committee may enter into agreements with third parties, on such terms and conditions as it determines, pursuant to which such third parties may issue Awards to the participants in lieu of Capital One’s issuance thereof or assume the obligations of Capital One under any Awards previously issued by Capital One.

Eligibility. All employees of Capital One, its affiliates and its subsidiaries and members of the Board are eligible to be granted Awards under the 2004 Plan. Certain individual consultants, agents, advisors and independent contractors who render services to Capital One (“Third Party Service Providers”) are also eligible to participate in the 2004 Plan. As stated above, participants will be selected by the Compensation Committee, in its sole discretion, from among those eligible. The approximate number of employees, directors and Third Party Service Providers eligible to be granted awards under the 2004 Plan as of December 31, 2003 were 17,760, seven and 11,527, respectively.

In lieu of making Awards directly to employees, directors or Third Party Service Providers, the Compensation Committee may make Awards under the 2004 Plan through or to a trust or other funding vehicle which then makes Awards to participants or which issues interests in Awards held by it to participants, on such terms and conditions as determined by the Compensation Committee.

General Terms and Conditions of Awards. In general, and subject to the terms and provisions of the 2004 Plan (including those described below), Awards may be granted to participants on such dates, in such form and number and upon such terms and conditions (including the effect, if any, of a Change of Control, death, Disability or Retirement (as each such term is defined in the 2004 Plan)) as determined from time to time by the Compensation Committee. Each Award granted will be evidenced by an Award agreement that will specify such terms and conditions. In addition, each participant’s Award agreement will set forth the extent to which the participant will have the right to exercise, retain or receive an Award or to have such Award vest or payout, as applicable, following the termination of such participant’s employment with, or provision of services to, Capital One, its affiliates or its subsidiaries, as the case may be.

Except as otherwise provided in the 2004 Plan, in a participant’s Award agreement or as otherwise determined at any time by the Compensation Committee, no Award granted under the 2004 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

The Compensation Committee may specify in an Award agreement that the participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions. Failure by a participant to comply with any of the terms and conditions of the 2004 Plan or any Award agreement will be grounds for the cancellation and forfeiture of such Award.

Options. The Compensation Committee may grant to a participant the right to purchase shares in such amounts and upon such terms as the Compensation Committee determines (including in satisfaction of the Company’s obligations pursuant to options with reload features granted under the Prior Plans), subject to the following restrictions. An option may be granted as an ISO or as a non-qualified stock option, as determined by the Compensation Committee and as set forth in any applicable Award agreement. The exercise price per Share will be determined by the Compensation Committee and may be at, above or indexed to, the fair market value of a Share on the date of grant; provided that, in no event will the exercise price per Share be less than 100% of the fair market value of a Share on the date of grant. Options granted under the 2004 Plan will vest and become exercisable at such time and upon such terms and conditions as may be determined by the Compensation Committee; provided that no option will be exercisable later than the tenth (10th) anniversary of its date of grant. Notwithstanding the foregoing, options granted to participants outside of the United States may have a term of greater than ten (10) years.

The purchase price for the Shares as to which an option is exercised will be paid to Capital One in full at the time of exercise (i) in cash or its equivalent; (ii) in Shares having a fair market value equal to the aggregate exercise price for the Shares being purchased and satisfying such other requirements as may be imposed by the Compensation Committee; (iii) partly in cash and partly in such Shares; (iv) by a cashless (broker-assisted) exercise; or (v) by any other method approved or accepted by the Compensation Committee. No participant will have any rights to dividends or other rights of a stockholder with respect to Shares subject to any option until such participant has given written notice of exercise of the option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Compensation Committee.

The Compensation Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an option granted under the 2004 Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

The Compensation Committee is not permitted to grant options containing, or amend options previously granted to include, reload features providing for the automatic grant of options with respect to the number of already owned Shares delivered by the participant to exercise options.

SARs. The Compensation Committee may grant to a participant an SAR independent of an option or in tandem with an option or designated portion thereof at the time the related option is granted or at any time prior to the exercise or cancellation of the related option. The grant price of an SAR that is either granted independently of any options or the exercise of which does not require the forfeiture of any rights under a related option (a “Freestanding SAR”) will be determined by the Compensation Committee; provided that, in no event will the grant price per share be less than 100% of the fair market value of a share on the date of grant. The grant price of an SAR that is granted in connection with a related option and the exercise of which requires the forfeiture of the right to purchase Shares under the related option (a “Tandem SAR”) will be equal to the exercise price of the related option.

The term of an SAR granted under the 2004 Plan will be determined by the Compensation Committee; provided that no SAR will be exercisable later than the tenth (10th) anniversary of the date of its grant.

Notwithstanding the foregoing, SARs granted to participants outside of the United States may have a term of greater than ten (10) years. Freestanding SARs may be exercised upon whatever terms and conditions are imposed by the Compensation Committee and Tandem SARs may only be exercised with respect to all or part of the Shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option.

Upon the exercise of an SAR, the participant will be entitled to receive, with respect to each Share to which such SAR relates, an amount in cash and/or Shares, as the case may be, equal to the excess of (i) the fair market value of a Share on the date of exercise over (ii) the grant price of the SAR. The Compensation Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an SAR granted under the 2004 Plan as it may deem advisable, including, without limitation, a requirement that the participant hold the Shares received upon exercise of an SAR for a specified period of time.

Restricted Stock and Restricted Stock Units. The Compensation Committee may grant to a participant Shares of restricted stock and/or restricted stock units. Restricted stock units are similar to Shares of restricted stock except that no Shares are actually awarded to the participant on the date of grant. The Shares of restricted stock and/or the restricted stock units granted to a participant under the 2004 Plan will not be transferable until the end of the applicable period of restriction established by the Compensation Committee (and in the case of restricted stock units until the date of delivery of Shares or other payment), or upon earlier satisfaction of any other conditions as specified by the Compensation Committee. The Compensation Committee will impose such other conditions and/or restrictions on any Shares of restricted stock or restricted stock units as it may deem advisable, including a requirement that participant pay a stipulated purchase price for each Share of restricted stock or each restricted stock unit, restrictions based upon achievement of performance goals, service-based restrictions and/or restrictions under applicable laws or under the requirements of any stock exchange or securities market upon which such Shares are listed or traded.

The number of Shares subject to grants of restricted stock or restricted stock units which provide for service-based vesting more rapid than annual pro rata vesting over a three year period and which, as of any date, have vested or are then currently outstanding will not exceed 5% of the maximum aggregate number of Shares authorized for issuance under the 2004 Plan. Any Awards of restricted stock or restricted stock units providing for vesting upon the attainment of performance goals will also provide for a performance period of at least twelve months.

Generally, Shares of restricted stock will become freely transferable by the participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of applicable tax withholding obligations) and restricted stock units will be settled in cash, Shares or a combination of cash and Shares, as the Compensation Committee determines.

To the extent permitted or required by law, as determined by the Compensation Committee, participants holding Shares of restricted stock may be granted the right to exercise full voting rights and to receive all dividends and other distributions paid with respect to those Shares during the period of restriction. A participant will have no such voting or dividend rights with respect to any restricted stock units.

Performance Units and Performance Shares. The Compensation Committee may grant performance units and/or performance shares to participants under the 2004 Plan in such amounts and upon such terms as the Compensation Committee determines. Each performance unit will have an initial value that is established by the Compensation Committee at the time of grant and each performance share will have an initial value equal to the fair market value of a Share on the date of grant. In addition to any non-performance terms set forth by the Compensation Committee, the Compensation Committee will set performance goals which, depending on the extent to which they are met, will determine the value and/or number of performance units or performance shares to be paid out to participants. Participants will be entitled to payment, in the form of cash and/or Shares, equal to the value and number of applicable performance units and performance shares earned by participants over the designated performance period following the end of such performance period.

Cash-Based Awards and Other Stock-Based Awards. The Compensation Committee may grant cash-based Awards and Other Stock-Based Awards to participants, in such amounts and upon such terms and conditions as the Compensation Committee may determine. Other Stock-Based Awards may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions outside of the United States.

Each cash-based Award will specify a payment amount or payment range and each Other Stock-Based Award will be expressed in terms of Shares or units based on Shares, each as determined by the Compensation Committee. The Compensation Committee may also establish any performance goals with respect to cash-based Awards or Other Stock-Based Awards, in which case the number and/or value of cash-based Awards or Other Stock-Based Awards that will be paid out to the participant will depend on the extent to which the performance goals (and any other non-performance terms and conditions) are met. Payment with respect to a cash-based Award or Other Stock-Based Award will be made in accordance with the terms of the Award, in cash and/or Shares as determined by the Compensation Committee.

Performance-Based Compensation. The Compensation Committee may grant Awards to participants who at the time of such grant are deemed “covered employees” (as defined in Code Section 162(m) and the regulations thereunder) (“Covered Employees”), that are intended to qualify under the requirements of Code Section 162(m) for deductibility of remuneration paid to Covered Employees.

Performance goals with respect to such Awards must be set by reference to the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales growth; net operating profit; return measures (including, but not limited to return on assets, capital, equity or sales); cash flow (including, but not limited to, operation cash flow, free cash flow, and cash flow return on capital); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets or ratios; margins; operating efficiency; customer or employee satisfaction; capital targets; and consummation of acquisitions, dispositions, projects or other specific events or transactions.

The foregoing performance measures may be used to measure the performance of Capital One, one or more of its subsidiaries or affiliates or one or more of its divisions or units, or any combination of the foregoing and may be compared to the performance of a group of competitor companies or a published or special index or, in the case of Share price, various stock market indices that the Compensation Committee deems appropriate. The Compensation Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the performance measures set forth by the Compensation Committee with respect to such Award. The Compensation Committee also has the authority to use any other performance measures in connection with Awards under the 2004 Plan that are not intended to qualify as performance-based compensation under Code Section 162(m) (or any successor thereto).

In addition, to the degree consistent with Code Section 162(m) (or any successor thereto), the evaluation of performance may include or exclude certain events and extraordinary items as set forth in the 2004 Plan. The Compensation Committee will determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, to so certify and ascertain the amount of the applicable Award.

Annual Incentive Pool Awards. The Compensation Committee may designate employees, including but not limited to Covered Employees, who are eligible to receive a monetary payment in any plan year based upon a percentage of an incentive pool equal to the greater of (i) 3% of Capital One’s Consolidated Operating Earnings for the plan year, (ii) 20% of Capital One’s Operating Cash Flow for the plan year, and (iii) 5% of Capital One’s Net Income for the plan year (as each such term is defined in the 2004 Plan). The Compensation Committee will allocate an incentive pool percentage to each participating employee for each plan year; provided that the incentive pool percentage for any one participant may not exceed 50% of the total pool and the sum of the incentive pool percentages for all participants cannot exceed 100% of the total pool. As soon as possible following the determination of the incentive pool for a plan year, the Compensation Committee will calculate each participant’s portion of the incentive pool based upon the percentage established at the beginning of the plan year. The Compensation Committee has the discretion to adjust all such Awards downwards, but in no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way.

Dividend Equivalents. The Compensation Committee may grant dividend equivalents to any participant based on the dividends declared on Shares that are subject to any Award. Such dividend equivalents may be awarded or paid in the form of cash, Shares, restricted stock, restricted stock units or a combination thereof and will be determined by such formula and at such time and be subject to such accrual, forfeiture or payout restrictions or limitations as determined by the Compensation Committee in its discretion.

Deferrals. The Compensation Committee may permit or require (including for purposes of deductiblity under Code Section 162(m)) a participant to defer his or her receipt of the payment of cash or the delivery of Shares that would otherwise be due to such participant by virtue of the exercise of an option or SAR, the lapse or waiver of restrictions with respect to Shares of restricted stock or restricted stock units, or the satisfaction of any requirements or performance goals with respect to performance shares, performance units, cash-based Awards, Other Stock-Based Awards and annual incentive pool Awards. If any such deferral is required or permitted, the Compensation Committee will establish rules and procedures for such payment or Share delivery deferrals and any notional earnings to be credited on such deferred amounts, provided that in the case of any Award intended to qualify as performance-based compensation such earnings will be in compliance with Code Section 162(m).

Modification, Suspension and Termination. The Compensation Committee may, at any time, alter, amend, modify, suspend or terminate the 2004 Plan and any Award agreement in whole or in part; provided, however, that, without the prior approval of Capital One’s stockholders, the Compensation Committee will not permit or effect a repricing (within the meaning of generally accepted accounting principles in the United States or any applicable stock exchange rule) of Awards issued under the 2004 Plan or make any amendment to the 2004 Plan or an Award if such stockholder approval is required by applicable law.

No termination, amendment, suspension or modification of the 2004 Plan or an Award agreement will materially adversely affect any Award previously granted under the 2004 Plan without the written consent of the participant holding such Award. The Compensation Committee may, however, terminate any Award previously granted and any Award agreement relating thereto in whole or in part upon payment of certain consideration (as set forth in the 2004 Plan) or, in the case of options only, thirty (30) days after an acceleration of exercisability.

The Compensation Committee may authorize the repurchase of any Award by Capital One or a third party at any time for such price and on such terms and conditions as the Compensation Committee may determine. The Compensation Committee may make adjustments in the terms and conditions of, and the performance criteria included in, Awards in recognition of unusual or nonrecurring events affecting Capital One or financial statements of Capital One or of changes in applicable laws, regulations or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits to be made available under the 2004 Plan.

Successors. All obligations of Capital One under the 2004 Plan with respect to Awards granted thereunder will be binding on any successor to Capital One, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of Capital One.

Tax Withholding. The Company may deduct or withhold, or require the participant to remit to Capital One, any taxes due as a result of or in connection with the 2004 Plan or any Award. Participants may elect, or the Compensation Committee may require, the withholding of Shares to satisfy the participant’s withholding obligations.

Participants Based Outside of the United States. In order to comply with the laws in other jurisdictions in which Capital One, its affiliates or its subsidiaries operate or have employees, directors or Third Party Service

Providers, the Compensation Committee will have the power to (i) determine which affiliates and subsidiaries will be covered by the 2004 Plan, (ii) determine which employees, directors and Third Party Service Providers outside of the United States are eligible to participate in the 2004 Plan, (iii) modify the terms and conditions of any Award granted to participants outside of the United States to comply with foreign laws, (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable and (v) take any action that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approval.

Federal Income Tax Consequences. The following is a summary description of the federal income tax consequences generally arising with respect to Awards granted pursuant to the 2004 Plan.

The grant of an option or SAR will create no tax consequences for the participant or Capital One. A participant will not generally recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the excess of the fair market value of the freely transferable and nonforfeitable Shares acquired on the date of exercise over the exercise price. Upon exercise of an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable Shares received.

Upon a disposition of Shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the Shares at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO Shares minus the exercise price. Otherwise, a participant’s disposition of Shares acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in capital gain or loss measured by the excess of the sale price over the participant’s tax basis in such Shares (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option or SAR. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, Capital One will not be entitled to any tax deduction with respect to an ISO if the participant holds the Shares in satisfaction of the ISO holding periods prior to disposition of the Shares.

With respect to Awards other than options and SARs involving the issuance of Shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the Shares or other property received at the first time the Shares or other property become transferable or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. Under the 2004 Plan, a participant may be permitted or required to elect to be taxed at the time of receipt of Shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such Shares or property, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the Shares or property on which he or she previously paid tax. In such case, the participant must file any such election with the Internal Revenue Service within thirty (30) days of the receipt of the Shares or other property. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

With respect to Awards other than options and SARs granted under the 2004 Plan that result in the payment or issuance of cash or Shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of Shares or other property received. Any deferral of the time of payment or issuance will generally result in the deferral of the time the participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Code Section 162(m) limits the ability of publicly held companies to deduct compensation paid during a fiscal year to a Covered Employee in excess of one million dollars, unless such compensation qualifies as “performance-based compensation” (as defined in Code Section 162(m)) or meets another exception specified in Code Section 162(m). Generally, Awards granted under the 2004 Plan may be deductible by Capital One, without regard to the limit set by Code Section 162(m); however, the 2004 Plan does permit Awards to be granted that would be subject to such limit and that would not qualify as “performance-based compensation” or meet another exception in Code Section 162(m). In such case, Capital One’s deductions with respect to such Awards would be subject to the limitations imposed by Code Section 162(m).

Awards that are granted, accelerated or enhanced upon the occurrence of a Change of Control may give rise, in whole or in part, to “excess parachute payments” within the meaning of Code Section 280G and, to such extent, will be non-deductible by Capital One and subject to a 20% excise tax by the participant.

NEW PLAN BENEFITS

The following table sets forth the award of restricted stock units to be made to Mr. Fairbank upon the approval of the 2004 Plan. All other Awards to be granted pursuant to the 2004 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

2004 STOCK INCENTIVE PLAN

Name and Position	Number of Units
Richard D. Fairbank, Chairman of the Board, Chief Executive Officer and President	236,940	(1)
Nigel W. Morris, Vice Chairman	0
John G. Finneran, Jr., Executive Vice President, General Counsel and Corporate Secretary	0
Larry A. Klane, Executive Vice President, Global Financial Services	0
Catherine West, Executive Vice President; President, U.S. Card	0
Executive Group	236,940	(1)
Non-Executive Director Group	0
Non-Executive Officer Employee Group	0

(1)	As described under “Long-Term Incentive Plans-Awards 2003” on page 19 and under “Report of the Compensation Committee on Executive Compensation” on page 28, upon the approval of the 2004 Plan, Mr. Fairbank’s performance-based share award granted on December 15, 2003 will be canceled and replaced by an award under the 2004 Plan pertaining to an equal number of restricted stock units with substantially similar terms as the existing award, except that such restricted stock units will be settled in stock on the January 1 immediately following the date of Mr. Fairbank’s retirement or other departure from employment with Capital One, provided that the Compensation Committee, in its discretion, may accelerate such payment at any time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE CAPITAL ONE FINANCIAL CORPORATION 2004 STOCK INCENTIVE PLAN.

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OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the annual meeting other than the items referred to above. If other matters are properly brought before the meeting, the persons named in the accompanying proxy card will vote such proxy at their discretion.

ANNUAL REPORT TO STOCKHOLDERS

Capital One’s Annual Report to Stockholders for the fiscal year ended December 31, 2003, including consolidated financial statements, is being furnished along with this Proxy Statement to Capital One’s stockholders of record on February 29, 2004. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material. A copy of the Annual Report as well as Capital One’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, may be obtained at the annual meeting, at our website at www.capitalone.com/about/invest/ or by contacting our Investor Relations department at Capital One’s address set forth on the Notice of Annual Stockholder Meeting. A separate copy of the Form 10-K, which is filed with the Securities and Exchange Commission, may be obtained at the SEC’s website at www.sec.gov.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders interested in submitting a proposal for inclusion in the proxy materials at the 2005 annual meeting may do so by following the rules prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by Capital One’s Corporate Secretary at the address on the Notice of Annual Stockholder Meeting at least 120 days before the anniversary of the mailing date set forth in “Who is requesting my vote?” on page 1.

Under our bylaws, if you wish to present other business before the stockholders at the 2005 annual meeting, you must give proper written notice of any such business to the Corporate Secretary not before January 29, 2005 and not after February 18, 2005. If the annual meeting for 2005 is not within thirty days before or seventy days after April 29, 2005, the anniversary date of this year’s annual meeting, you must send notice within ten days following any notice or publication of the meeting. Your notice must include certain information specified in our bylaws concerning the business. A copy of our bylaws may be obtained from the Corporate Secretary at Capital One’s address on the Notice of Annual Stockholder Meeting.

INTERNET AND TELEPHONE VOTING

Shares Directly Registered in the Name of the Stockholder

Stockholders with shares registered directly with Capital One’s transfer agent, EquiServe Trust Company, N.A., may vote telephonically by calling EquiServe at 877-PRX-VOTE (877-779-8683) or electronically via the Internet at www.eproxyvote.com/cof. Votes submitted telephonically or via the Internet through EquiServe’s program must be received by 11:59 PM (EST) on April 28, 2004. The giving of a proxy by telephone or via the Internet will not affect your right to change your vote in person if you decide to attend the annual meeting.

Shares Registered in the Name of a Brokerage Firm or Bank

A number of brokerage firms and banks participate in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by EquiServe for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number or via the Internet as set forth on your voting form. Votes submitted via the Internet through the ADP program must be received by 11:59 PM (EST) on April 28, 2004. The giving of a proxy by telephone or via the Internet will not affect your right to change your vote in person if you decide to attend the annual meeting.

Proxies given pursuant to Internet and telephone voting are permitted under applicable law. These telephone and Internet voting procedures are designed to authenticate a stockholder’s identity, to allow a stockholder to give his or her voting instructions and to confirm that a stockholder’s instructions have been recorded properly. Stockholders voting via the Internet through either EquiServe or ADP should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

ELECTRONIC DELIVERY OF FUTURE ANNUAL MEETING MATERIALS

Capital One is offering its stockholders the opportunity to consent to receiving Capital One’s future proxy materials and annual reports electronically. Electronic delivery could save Capital One a significant portion of the costs associated with printing and mailing its annual meeting materials, and we hope that our stockholders find this service convenient and useful. If you consent and Capital One elects to deliver future proxy materials and/or annual reports to you electronically, then Capital One will send you a notice (either by electronic mail or regular mail) explaining how to access these materials but will not send you paper copies of these materials unless you request them. Capital One may also choose to send one or more items to you in paper form despite your consent to receive them electronically. If you hold shares at a brokerage firm or bank participating in the ADP program, you can submit your consent at the website www.InvestorDelivery.com. If you hold shares in your own name that are registered with EquiServe, you can submit your consent at the website www.econsent.com/cof. Your consent will be effective until you revoke it by terminating your registration.

By consenting to electronic delivery, you are stating to Capital One that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because Capital One may rely on your consent and not deliver paper copies of future annual meeting materials. In addition, if you consent to electronic delivery, you will be responsible for your usual Internet charges (e.g., online fees) in connection with the electronic delivery of the proxy materials and annual report.

By Order of the Board of Directors,

John G. Finneran, Jr.

Corporate Secretary

March 17, 2004

APPENDIX A

CAPITAL ONE FINANCIAL CORPORATION

AUDIT AND RISK COMMITTEE OF THE BOARD OF DIRECTORS

AMENDED AND RESTATED CHARTER

The Audit and Risk Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Capital One Financial Corporation (the “Corporation”) to assist the Board in monitoring (i) the integrity of the financial statements and internal controls of the Corporation, (ii) the compliance by the Corporation with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Corporation’s independent auditor, (iv) the performance of the Corporation’s internal auditor; and (v) the processes by which management assesses and manages risk. The Committee shall serve as the audit committee of each of the Corporation’s federally insured financial institution subsidiaries. The Committee shall also perform such other duties as may be specified from time to time as deemed necessary or appropriate to carry out its responsibilities. References in this Charter to the Corporation shall be deemed to include its subsidiaries and affiliates unless the context requires otherwise.

The Committee and its members shall meet all applicable legal requirements, including the composition, independence and financial literacy and expertise requirements of the Sarbanes-Oxley Act of 2002 and implementing SEC rules thereunder (the “Sarbanes-Oxley Act”), the New York Stock Exchange and the applicable federal financial institution regulatory authorities. The Committee shall include at least three members, all of whom shall be financially literate and at least two of whom shall have accounting or financial management expertise.

The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall meet at least quarterly during the year and hold such special meetings as may be appropriate. After its meetings, the Committee shall report on its deliberations and actions to the Board. In addition, the Committee shall meet separately, periodically, with management, with internal auditors and with independent auditors. The Committee shall also conduct an annual evaluation of its performance of its responsibilities.

In carrying out its responsibilities, the Committee shall maintain free and open means of communications between the directors, the independent auditor, the internal auditor and management of the Corporation. The Committee’s policies and procedures shall remain flexible, in order to best react to changing conditions and circumstances that might have a material effect on the financial accounting and reporting practices of the Corporation. Upon the recommendation of the Committee or if requested by the Board, the independent auditors shall be requested to attend any full Board meeting to assist in reporting the results of the annual audit or to answer directors’ questions.

In carrying out its responsibilities, the Committee shall:

A.	General Duties

1.	Review and reassess annually the adequacy of this Charter and submit it to the Board for approval.

2.	Review on an annual basis any significant transactions involving the Corporation and any director or executive officer of the Corporation, and, as appropriate, consider potential conflicts of interest or the appearance thereof and issues relating to director independence.

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3.	Approve the annual budget of the Committee, including: (i) the compensation of any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attestation services; and (ii) any advisors employed by the Committee.

4.	Maintain minutes of meetings and periodically report to the Board on significant results of the Committee’s activities.

5.	In addition to the activities enumerated herein, perform any other activities consistent with this Charter, the Corporation’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate or as required by law or regulation.

B.	Duties Relating to the Independent Auditors and the Conduct of the Audit

6.	Appoint (subject to stockholder ratification in the Committee’s discretion as permitted by law), compensate, retain and oversee the work of the independent auditor. The independent auditor shall be ultimately accountable to the Committee and the Committee shall have sole authority to terminate the independent auditor in its discretion.

7.	Approve all audit, audit-related and non-audit services provided by the independent auditor according to policies and procedures established by the Committee in accordance with law.

8.	Evaluate the independent auditor’s qualifications, performance and independence and present conclusions reached by the Committee to the Board of Directors. This evaluation will include, at least annually:

(a)	A review of the independent auditor’s work during the prior year;

(b)	A review and evaluation of the lead partner of the independent auditor assigned to the Corporation’s audit; and

(c)	A review of periodic reports from the independent auditor describing:

i.	the internal quality-control procedures of the independent auditor,

ii.	any material issues raised by the most recent internal quality-control or peer review of the independent auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditor and any steps taken to deal with any such issues; and

iii.	any relationships the independent auditor may have with the Corporation that could impair the independent auditor’s independence.

9.	Discuss with the independent auditor the overall scope and plans for its audits, including the adequacy of staffing and budget, any problems or difficulties the auditors may have encountered in connection with such audits and any management letters provided by the independent auditor and the Corporation’s response thereto.

10.	Establish clear policies regarding the hiring of employees or former employees of the independent auditor.

C.	Duties Relating to the Internal Auditors

11.	Oversee the Corporation’s internal audit department and review and approve its annual budget.

12.	Appoint or replace the senior internal auditing executive, as appropriate. The senior internal auditing executive shall report directly to the Committee.

13.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

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14.	Discuss with the internal auditors the overall scope and plans for their audit, including the adequacy of staffing and any problems or difficulties the internal auditors may have encountered in connection with their audit.

15.	Review periodically reports regarding the internal auditor’s assessment of the Corporation’s internal controls.

D.	Duties Relating to the Corporation’s Financial Statements

16.	Discuss the quarterly and annual financial statements of the Corporation and its subsidiaries with management and the independent auditor, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of such statements with the SEC or as soon as practicable thereafter.

17.	In connection with the preparation of quarterly and annual financial statements of the Corporation and its subsidiaries, review, or as appropriate the Chairman on behalf of the Committee shall review, with the independent auditor and management on a timely basis any matters appropriate or required to be discussed by applicable accounting professional standards, including Statement on Auditing Standards No. 61. These discussions shall include, as appropriate, any significant financial reporting issues, judgments about the quality and acceptability of accounting principles, the reasonableness of significant judgments made in connection with the preparation of the Corporation’s financial statements and the clarity of the disclosures therein; any analyses prepared by management or the independent auditor with respect thereto; the effect of regulatory and accounting initiatives and off-balance sheet structures on the Corporation’s financial statements; and the adequacy of the Corporation’s internal controls and the internal auditor’s response thereto.

18.	Discuss generally earnings press releases and the financial information and any earnings guidance provided to the Corporation’s analysts and rating agencies.

19.	Review both the acceptability and quality of major changes to the Corporation’s accounting principles and practices as suggested by the independent auditor, internal auditor or management, and be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting issues.

20.	Review with the General Counsel or the attorney(s) designated by the General Counsel any legal matters that may have a material impact on the financial statements.

21.	Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting control or auditing matters; and (ii) the confidential, anonymous submission by the employees of the Corporation of concerns regarding accounting or auditing matters.

E.	Duties Relating to Reporting and Compliance Matters

22.	Review with management and the independent auditor the annual management report required to be submitted to the federal financial institution regulatory authorities, including the basis therefore and management’s and the independent auditor’s assessments of the adequacy and effectiveness of internal controls.

23.	Review with management and the Corporation’s senior internal auditing executive the Corporation’s policies and internal controls with respect to compliance with applicable laws and regulations, and oversee the Corporation’s risk management and risk assessment activities with respect thereto.

24.	Authorize, review and approve the report of the Committee required by the rules of the SEC to be included in the Corporation’s proxy statement for a meeting at which directors are to be elected.

25.	Review and respond to any material reports or inquiries received from, and any reports of examination submitted by, the various federal and state financial institution regulatory authorities and management’s responses to such reports or inquiries.

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F.	Duties Relating to Risk Management

26.	Ensure that the Corporation has sufficient policies and procedures in place to govern its risk assessment and risk management activities. Review the organizational governance approach to risk management. Approve specific risk management policies as appropriate.

27.	Ensure that adequate risk parameters have been set in each area of enterprise risk and monitor overall risk exposures against established guidelines. The Committee shall periodically receive and review reports from other Board committees relating to the significant risk areas overseen by such committees.

28.	Meet with management periodically to review the Corporation’s major asset risk exposures, the steps management has taken to manage and control such exposures and the overall quality and composition of the Corporation’s policies, guidelines and asset portfolios.

The Committee’s job is one of oversight and it recognizes that the Corporation’s management is responsible for preparing the Corporation’s financial statements and that the independent auditor is responsible for auditing those financial statements. In addition, the Corporation’s management is responsible for managing its risk function and for reporting on its processes and assessments with respect to the Corporation’s management of risk. The Committee also recognizes that management and the independent auditor have more time, knowledge, and detailed information about the Corporation than the Committee members have. In carrying out its oversight duties, it is not the Committee’s responsibility to plan or conduct audits or to determine that the Corporation’s financial statements are complete or accurate or in accordance with generally accepted accounting principles. Accordingly, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements, any professional certification as to the independent auditor’s work or any expert or special assurances as to the Corporation’s management of risk.

Approved by the Committee on January 28, 2004 and the Board on January 29, 2004.

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APPENDIX B

CAPITAL ONE FINANCIAL CORPORATION

2004 STOCK INCENTIVE PLAN

EFFECTIVE APRIL 29, 2004

CONTENTS

Article 1. Establishment, Purpose, and Duration	1
Article 2. Definitions	1
Article 3. Administration	6
Article 4. Shares Subject to the Plan and Maximum Awards	7
Article 5. Eligibility and Participation	9
Article 6. Stock Options	10
Article 7. Stock Appreciation Rights	12
Article 8. Restricted Stock and Restricted Stock Units	14
Article 9. Performance Units and Performance Shares	15
Article 10. Cash-Based Awards and Other Stock-Based Awards	16
Article 11. Performance Measures	17
Article 12. Annual Incentive Pool Awards	18
Article 13. Dividend Equivalents	18
Article 14. Beneficiary Designation	19
Article 15. Deferrals	19
Article 16. Rights of Participants	19
Article 17. Amendment, Modification, Suspension, and Termination	19
Article 18. Withholding	29
Article 19. Successors	21
Article 20. General Provisions	21

CAPITAL ONE FINANCIAL CORPORATION

2004 STOCK INCENTIVE PLAN

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. The Company establishes an incentive compensation plan to be known as the 2004 Stock Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document, as it may be amended from time to time.

The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Annual Incentive Pool Awards, and Other Stock-Based Awards.

The Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate, and retain Associates, Directors and Third Party Service Providers of the Company, its Affiliates and Subsidiaries upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.

1.3 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no new Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1	“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2	“Annual Award Limit” or “Annual Award Limits” shall have the meaning set forth in Section 4.3.

2.3	“Annual Incentive Pool Award” means an Award granted to a Participant as described in Article 12.

2.4	“Associate” means any employee of the Company, its Affiliates and/or Subsidiaries.

2.5	“Award” means, individually or collectively, a grant under the Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Annual Incentive Pool Awards, or Other Stock-Based Awards, in each case subject to the terms of the Plan.

2.6	“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or

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(ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.7	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.8	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.9	“Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.10	“Change of Control” means:

(i)	The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% (or, if such shares are purchased from the Company, 40%) or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”), provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a Change of Control; or

(ii)	Individuals who constituted the Board as of January 1, 2004 (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to January 1, 2004 whose appointment to fill a vacancy or to fill a new Board position or whose nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(iii)	Consummation of a reorganization, merger or consolidation (a “Business Combination”), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not in the aggregate, immediately following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

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(iv)	(A) a complete liquidation or dissolution of the Company or (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately following such sale or disposition, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

2.11	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.12	“Committee” means the compensation committee of the Board or such other committee as the Board shall appoint from time to time to administer the Plan.

2.13	“Company” means Capital One Financial Corporation, a Delaware corporation, and any successor thereto as provided in Article 19 herein.

2.14	“Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with US generally accepted accounting principles, but shall exclude the effects of Extraordinary Items and (i) gains or losses on the disposition of a business; (ii) changes in tax or accounting regulations or laws; and (iii) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.

2.15	“Covered Employee” means a Participant who, at the time of reference, is a “covered employee,” as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

2.16	“Date of Grant” means the date on which an Award is granted by the Committee or such later date specified by the Committee as the date as of which the Award is to be effective.

2.17	“Director” means a member of the Board of Directors.

2.18	“Disability” or “Disabled” means, as to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

2.19	“Effective Date” has the meaning set forth in Section 1.1.

2.20	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.21	“Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under US generally accepted accounting principles.

2.22

“Fair Market Value” or “FMV” means, on any given date, the average of the high and low price for a Share on such date as reported on the New York Stock Exchange (“NYSE”) (or, if NYSE is not open for trading on such date, for the last preceding day on which a Share was traded). In the absence of any such sale, FMV means the average of the highest bid and lowest asked prices of a

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Share on such date as reported on the National Association of Securities Dealers Automated Quotation System, or, if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the absence of such average or if Shares are no longer traded on NYSE, FMV shall be determined by the Committee using any reasonable method in good faith. Notwithstanding the foregoing, if the Committee determines in its discretion that another definition of FMV should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the Award Agreement. Such alternative definitions may include a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on NYSE or other established stock exchange (or exchanges) on the applicable date, the preceding trading days, the next succeeding trading day, or an average of trading days. Notwithstanding the foregoing, the definition of FMV used in connection with any Award that is intended to qualify as an ISO under Section 422 of the Code or as Performance-Based Compensation under Section 162(m) of the Code shall be a definition of FMV that satisfies the requirements of such provisions of the Code.

2.23	“Freestanding SAR” means an SAR that is either granted independently of any Options or is granted in connection with a related Option, as described in Article 7, but, in the latter case, the exercise of which does not require forfeiture of any rights under a related Option (or vice versa).

2.24	“Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due to a Participant upon exercise of the SAR.

2.25	“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Associate that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.26	“Insider” shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.27	“Net Income” means the consolidated net income before taxes and before discontinued operations, Extraordinary Items and cumulative effect of change in accounting principle, if applicable, for the Plan Year, as reported in the Company’s annual report to shareholders or as otherwise reported to shareholders.

2.28	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.29	“Operating Cash Flow” means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.

2.30	“Option” means an Award granted to a Participant, as described in Article 6.

2.31	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.32	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 10.

2.33	“Participant” means any eligible person as set forth in Article 5 to whom an Award is granted.

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2.34	“Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.35	“Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

2.36	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.37	“Performance Share” means an Award granted to a Participant, as described in Article 9.

2.38	“Performance Unit” means an Award granted to a Participant, as described in Article 9.

2.39	“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.40	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.41	“Plan” means the Capital One Financial Corporation 2004 Stock Incentive Plan, as it may be amended from time to time.

2.42	“Plan Year” means the calendar year.

2.43	“Prior Plans” means the Capital One Financial Corporation 1994 Stock Incentive Plan, as amended, Capital One Financial Corporation 1999 Stock Incentive Plan and Capital One Financial Corporation 2002 Non-Executive Officer Stock Incentive Plan.

2.44	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.45	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the Date of Grant.

2.46	“Retirement” means the termination of employment of any Participant who either (a) has attained his or her 62nd birthday and has served as an employee of the Company, its Affiliates and/or Subsidiaries for at least five (5) consecutive years prior to such termination of employment or (b) has attained his or her 55th birthday and has served as an employee of the Company, its Affiliates and/or Subsidiaries for at least ten (10) consecutive years prior to such termination of employment; unless, in either case, the Committee determines such termination is not a Retirement for purposes of the Plan and/or any Award.

2.47	“Share” means a share of common stock of the Company, $.01 par value per share.

2.48	“Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.49	“Subsidiary” means any corporation or other entity, whether domestic or foreign, which is consolidated with the Company in accordance with US generally accepted accounting principles.

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2.50	“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.51	“Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who is a natural person and who renders bona fide services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

3.1 General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Associate or Third Party Service Provider, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon Participants, the Company, and all other interested persons.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan or any Award, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers or management committees of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers or management committees of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Associates to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer or management committee for Awards granted to a Director, an Associate that is considered an Insider or an Associate that is considered a Covered Employee (or who, in the sole determination of the Committee, may become a Covered Employee); (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) or management committee(s) may grant and any other restrictions that the Committee may deem appropriate or advisable; and (iii) the officer(s) or management committee(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

3.4 No Liability; Indemnity. To the fullest extent permitted from time to time by applicable law, subject to the Company’s Restated Certificate of Incorporation and Restated Bylaws (as each may be amended from time to time), neither the Company nor any member of the Committee shall be liable for any action, omission, or determination of the Committee relating to the Plan or any Award, and the Company shall indemnify and hold harmless each member of the Committee and each other person to whom any duty or power relating to the administration or interpretation of the Plan or any Award has been delegated against any cost or expense

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(including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any such action, omission or determination relating to the Plan or any Award.

3.5 Third Party Agreements. Notwithstanding any other provision of the Plan (including without limitation Section 20.11 hereof), the Committee may enter into agreements with third parties pursuant to which such third parties may issue Awards to the Participants in lieu of the Company’s issuance thereof or assume the obligations of the Company under any Awards previously issued by the Company, in any case on such terms and conditions as may be determined by the Committee in its sole discretion.

3.6 Determination of Termination of Employment or Service. The Committee shall have the authority to determine in its discretion whether a Participant’s placement by the Company, an Affiliate or a Subsidiary on military or sick leave or other authorized leave of absence will be considered a termination of employment or services as a Director or Third Party Service Provider or a continuation of the employment or service relationship.

In addition, the Committee shall have the authority to determine whether to treat the service of a Participant who ceases to be an Associate but continues to be a Director or Third Party Service Provider as a continuation of Participant’s employment relationship or as a termination of employment for purposes of the Plan or any outstanding Award.

Unless the Committee determines otherwise, if a Participant is employed by, or provides services as a Third Party Service Provider to, an entity that ceases to be an Affiliate or a Subsidiary as the result of a corporate event or transaction, for purposes of any Award under the Plan, such Participant shall be deemed to have had his or her employment or services as a Third Party Service Provider terminated by the Company, its Affiliates and Subsidiaries at the time of such cessation.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.4 herein:

(a)	The maximum number of Shares available for issuance to Participants under the Plan shall be eight million (8,000,000).

(b)	Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, in order to comply with the requirements of Code Section 422 and the regulations thereunder, the maximum number of Shares available for issuance pursuant to ISOs and NQSOs shall be:

(i)	eight million (8,000,000) Shares that may be issued pursuant to Awards in the form of ISOs; and

(ii)	eight million (8,000,000) Shares that may be issued pursuant to Awards in the form of NQSOs.

4.2 Share Usage.

(a)	Shares covered by an Award shall only be counted as used for purposes of Section 4.1 above to the extent they are actually issued and delivered to a Participant, or, if permitted by the Committee, a Participant’s designated transferee and are not forfeited by the Participant back to the Company. For purposes of Section 4.1 above, any Shares related to Awards which (i) terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, (ii) are forfeited by the Participant back to the Company, (iii) are settled in cash in lieu of Shares, or (iv) are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving the issuance or delivery of Shares, shall be available again for grant under the Plan.

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(b)	Except to the extent otherwise required by Code Section 422, other applicable law or stock exchange rule, if (i) the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or (ii) an SAR is exercised, or, with respect to tax withholding requirements only, if Shares are withheld to satisfy such requirements from the Shares that would otherwise be delivered to the Participant, then only the number of Shares issued, net of the Shares so tendered or withheld, if any, will be deemed issued and delivered for purposes of determining the maximum number of Shares available for issuance under Section 4.1(a) above and the maximum number of Shares available for issuance as ISOs and NQSOs under Section 4.1(b) above. In addition, except to the extent otherwise required by Code Section 422, other applicable law or stock exchange rule, if the exercise price of any stock option with a reload feature granted under any of the Prior Plans (a “Prior Option”) (the exercise of which results in the issuance pursuant to the reload feature of an Option under the Plan (a “Reload Option”)) is satisfied by tendering Shares to the Company, only the number of Shares issued pursuant to the Reload Option, net of the Shares tendered in payment of the exercise price for the Prior Option, shall be deemed issued and delivered for purposes of determining the maximum number of Shares available for issuance under Section 4.1(a) above and the maximum number of Shares available for issuance as ISOs and NQSOs under Section 4.1(b) above.

(c)	Except to the extent otherwise required by Code Section 422, other applicable law or stock exchange rule, the maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Other Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

(d)	The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

4.3 Annual Award Limits. Subject to adjustment as provided in Section 4.4 herein, the following limits (each an “Annual Award Limit,” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)	Options: The maximum aggregate number of Shares with respect to which Options may be granted in the form of Options in any one Plan Year to any one Participant shall be two million (2,000,000), plus the number of Shares under the Participant’s Annual Award Limit relating to Options with respect to which Options were not granted determined as of the close of the previous Plan Year.

(b)	SARs: The maximum aggregate number of Shares with respect to which Stock Appreciation Rights may be granted in any one Plan Year to any one Participant shall be two million (2,000,000), plus the number of Shares under the Participant’s Annual Award Limit relating to Stock Appreciation Rights with respect to which SARs were not granted determined as of the close of the previous Plan Year.

(c)	Restricted Stock or Restricted Stock Units: The maximum aggregate number of Shares that may be granted as Restricted Stock or with respect to which Restricted Stock Units may be granted in any one Plan Year to any one Participant shall be one million five hundred thousand (1,500,000), plus the number of Shares under the Participant’s Annual Award Limit relating to Restricted Stock and Restricted Stock Units with respect to which Restricted Stock and Restricted Stock Units were not granted determined as of the close of the previous Plan Year.

(d)	Performance Units or Performance Shares: The maximum aggregate amount that any one Participant may be granted in any one Plan Year with respect to Performance Units or

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Performance Shares shall be two million (2,000,000) Shares, or an amount equal to the value of two million (2,000,000) Shares, as applicable, plus the number of Shares under the Participant’s Annual Award Limit relating to Performance Units and Performance Shares with respect to which Performance Units and Performance Shares were not granted determined as of the close of the previous Plan Year.

(e)	Cash-Based Awards: The maximum aggregate amount that any one Participant may be granted in any one Plan Year with respect to Cash-Based Awards not denominated in Shares may not exceed thirty million dollars ($30,000,000) or, with respect to Cash-Based Awards denominated in Shares, an amount equal to the value of one million five hundred thousand (1,500,000) Shares, plus the amount of the Participant’s Annual Award Limit related to Cash-Based Awards denominated in Shares and Cash-Based Awards not denominated in Shares, respectively, with respect to which Cash-Based Awards were not granted determined as of the close of the previous Plan Year.

(f)	Annual Incentive Pool Award. The maximum aggregate amount awarded or credited in any one Plan Year with respect to an Annual Incentive Pool Award shall be determined in accordance with Article 12.

(g)	Other Stock-Based Awards. The maximum aggregate number of Shares with respect to which Other Stock-Based Awards may be granted pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one million five hundred thousand (1,500,000), plus the number of Shares under the Participant’s Annual Award Limit relating to Other Stock-Based Awards with respect to which Other Stock-Based Awards were not granted determined as of the close of the previous Plan Year.

4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, extraordinary cash dividend or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, may substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such corporate events or transactions, changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding upon Participants, the Company, and all other interested persons.

Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee may authorize under the Plan the issuance of Awards or the assumption of awards granted under plans of other entities in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable, and any other applicable laws or stock exchange rules.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in the Plan include all Associates and Directors. Third Party Service Providers are also eligible to participate in the Plan.

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5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

5.3 Trusts and Other Funding Vehicles. Notwithstanding any other provision herein (including without limitation Section 20.11), in lieu of making Awards directly to Associates, Directors or Third Party Service Providers under the Plan, the Committee may make Awards under the Plan through or to a trust or other funding vehicle which in turn makes Awards to Participants or which issues interests in Awards held by it to Participants, in any case on such terms and conditions as may be determined by the Committee in its sole discretion.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Associates of the Company or of any parent or subsidiary corporation (as permitted by Code Section 422 of the Code and the regulations thereunder). Notwithstanding any other provision of the Plan, the Committee shall not grant Options containing, or amend Options previously granted to include, reload features providing for the automatic grant of Options with respect to the number of already owned Shares delivered by the Participant to exercise Options. Subject to the terms and provisions of the Plan, the Committee may grant Options in satisfaction of the Company’s obligation to issue stock options pursuant to stock options with reload features granted under the Prior Plans.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable (including the effect, if any, of a Change of Control, death, Disability or Retirement), the Date of Grant and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price may include (but not be limited to) an Option Price based on one hundred percent (100%) of the FMV of the Shares on the Date of Grant, an Option Price that is set at a premium to the FMV of the Shares on the Date of Grant, or is indexed to the FMV of the Shares on the Date of Grant, with the index determined by the Committee, in its discretion; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares on the Date of Grant.

6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that the Committee may extend the term of any Option that would otherwise expire at a time when the Participant is not permitted by applicable law or Company policy to exercise such Option; and provided, further, no Option shall be exercisable later than the tenth (10th) anniversary of its Date of Grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

6.5 Limitations on Grant of Incentive Stock Options.

(a)

The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any Plan Year under the Plan and any other stock incentive plan of the Company shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of Shares with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required

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by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be NQSOs, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

(b)	No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiaries” (within the meaning of Section 424 of the Code), unless (i) the Option Price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

6.6 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.7 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market (not pursuant to any Company plan)); (c) by a combination of (a) and (b); (d) a cashless (broker-assisted) exercise in accordance with procedures approved by the Committee; or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.8 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.9 Termination of Employment or Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services as a Director or Third Party Service Provider to the Company, its Affiliates and/or Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

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6.10 Transferability of Options.

(a)	Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

(b)	Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.11 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.12. Substituting SARs. Regardless of the terms of any Award Agreement, the Committee shall have the right to substitute SARs for outstanding Options granted to any Participant, provided the substituted SARs call for settlement by the issuance of Shares, and the terms of the substituted SARs and economic benefit of such substituted SARs are at least equivalent to the terms and economic benefit of the Options being replaced.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. Any SAR granted in connection with an Option may be granted at the same time as its related Option is granted or at any time prior to the exercise, expiration or cancellation of its related Option.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price may include (but not be limited to) a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the Date of Grant, a Grant Price that is set at a premium to the FMV of the Shares on the Date of Grant, or is indexed to the FMV of the Shares on the Date of Grant, with the index determined by the Committee, in its discretion; provided, however, the Grant Price must be at least equal to one hundred percent (100%) of the FMV of the Shares on the Date of Grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR Agreement. Each SAR shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine (including the effect, if any, of a Change of Control, death, Disability or Retirement).

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7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the Committee may extend the term of any SAR that would otherwise expire at a time when the Participant is not permitted by applicable law or Company policy to exercise such SAR; provided, further, except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of its Date of Grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes, including a requirement that a Freestanding SAR be exercised only at the same time as a related Option.

7.5. Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR; provided, however, that the Committee may reserve the right to determine the form of such payout at any time subsequent to the grant, at which time it will give notice to the Participant.

7.7 Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services as a Director or Third Party Service Provider to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement or otherwise at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

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7.9 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the Date of Grant.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each grant of Restricted Stock and/or Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, the Date of Grant, and such other provisions as the Committee shall determine (including the effect, if any, of a Change of Control, death, Disability or Retirement).

8.3 Transferability. Except as provided in the Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery of Shares or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise determined at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, service-based restrictions on vesting following the attainment of the performance goals, service-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

The number of Shares subject to grants of Restricted Stock and Restricted Stock Units which provide for service-based vesting more rapid than annual pro rata vesting over a three (3) year period and which, as of any date, have vested or are then currently outstanding shall never exceed a maximum of five percent (5%) of the maximum aggregate number of Shares authorized for issuance in Section 4.1(a). Any Awards of Restricted Stock or Restricted Stock Units providing for vesting upon the attainment of performance goals shall also provide for a Performance Period of at least twelve (12) months.

To the extent deemed appropriate by the Committee, if such certificates are issued at the time of grant, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and

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Restricted Stock Units shall be settled in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, if certificates are issued at the time of grant, each such certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of shares of common stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions as set forth in the Capital One Financial Corporation 2004 Stock Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Capital One Financial Corporation.

8.6 Voting and Dividend Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights, and to receive all dividends and other distributions paid, with respect to those Shares during the Period of Restriction. A Participant shall have no such voting or dividend rights with respect to any Restricted Stock Units granted hereunder.

8.7 Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services as a Director or Third Party Service Provider to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making (or otherwise give the Participant the choice of making) an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units and Performance Shares

9.1 Grant of Performance Units and Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. In addition to any other non-performance terms included in the Award Agreement (including the effect, if any, of a Change of Control, death, Disability or Retirement), the Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units or Performance Shares, as the case may be, that will be paid out to the Participant. The Committee may, but is not obligated to, set such performance goals by reference to the Performance Measures set forth in Section 11.1.

9.3 Earning of Performance Units and Performance Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares, as the case may be, shall be entitled to receive payout on the value and number of the applicable Performance Units or

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Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved and any other non-performance terms met.

9.4 Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares or other Awards (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5 Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services as a Director or Third Party Service Provider to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement or otherwise at any time by the Committee, Performance Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. In addition to any other non-performance terms included in the Award Agreement (including the effect, if any, of a Change of Control, death, Disability or Retirement), the Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals (and any other non-performance terms) are met.

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10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or a combination of both, as the Committee determines.

10.5 Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards and Other Stock-Based Awards or to have such Awards vest or payout, as applicable, following termination of the Participant’s employment with or provision of services as a Director or Third Party Service Provider to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6 Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article 11. Performance Measures

11.1 Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than an Annual Incentive Pool Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to goals set by reference to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);
(b)	Earnings per share;
(c)	Net sales growth;
(d)	Net operating profit;
(e)	Return measures (including, but not limited to, return on assets, capital, equity, or sales);
(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;
(h)	Gross or operating margins;
(i)	Productivity ratios;
(j)	Share price (including, but not limited to, growth measures and total shareholder return);
(k)	Expense targets or ratios;
(l)	Margins;
(m)	Operating efficiency;
(n)	Customer or Associate satisfaction;
(o)	Capital targets; and
(p)	Consummation of acquisitions, dispositions, projects or other specific events or transactions.

Any Performance Measure(s) may be used to measure the performance of the Company, a Subsidiary, and/or an Affiliate as a whole or any business unit of the Company, a Subsidiary, and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or a published or special index that the

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Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11. The Committee also has the authority to use any other performance measures in connection with Awards under the Plan that are not intended to qualify as Performance-Based Compensation.

11.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items for the applicable year, (f) mergers, acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.3 Committee Discretion. In the event that the requirements of Section 162(m) and the regulations thereunder change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation and/or to amend previously granted Awards in a way that would disqualify them as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may base vesting on Performance Measures other than those set forth in Section 11.1 and/or make such amendments.

Article 12. Annual Incentive Pool Awards

12.1 Establishment of Incentive Pool. The Committee may designate Associates, including but not limited to Covered Employees, who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to the greater of: (i) three percent (3%) of the Company’s Consolidated Operating Earnings for the Plan Year, (ii) twenty percent (20%) of the Company’s Operating Cash Flow for the Plan Year, or (iii) five percent (5%) of the Company’s Net Income for the Plan Year. At the beginning of the Plan Year, the Committee shall allocate an incentive pool percentage to each participating Associate for each Plan Year. In no event may (1) the incentive pool percentage for any one participating Associate exceed fifty percent (50%) of the total pool or (2) the sum of the incentive pool percentages for all participating Associates exceed one hundred percent (100%) of the total pool.

12.2 Determination of Participating Associates’ Portions. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each participating Associate’s allocated portion of the incentive pool based upon the percentage established at the beginning of the Plan Year. Each participating Associate’s Annual Incentive Pool Award then shall be determined by the Committee based on the participating Associate’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other participating Associate’s allocated portion. The Committee shall retain the discretion to adjust all such Annual Incentive Pool Awards downward and provide for such other terms as it feels necessary or appropriate (including the effect, if any, of a Change of Control, death, Disability or Retirement).

Article 13. Dividend Equivalents.

In the discretion of the Committee, any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award during the period between the date the Award is granted and the date the Award is exercised, vests, pays out or expires. Such dividend

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equivalents may be awarded or paid in the form of cash, Shares, Restricted Stock, or Restricted Stock Units, or a combination, and shall be determined by such formula and at such time and subject to such accrual, forfeiture, or payout restrictions or limitations as determined by the Committee in its sole discretion. Dividend equivalents granted with respect to Options or SARs that are intended to be Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

Article 14. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 15. Deferrals

The Committee may permit or require (including without limitation, for purposes of deductibility under Section 162(m) of the Code) a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards and Annual Incentive Pool Awards. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment or Share delivery deferrals and any notional earnings to be credited on such deferred amounts, provided that in the case of any Award intended to qualify as Performance-Based Compensation such earnings shall be in compliance with Code Section 162(m).

Article 16. Rights of Participants

16.1 Employment; Services. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service as a Director or Third Party Service Provider at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any rights arising under the Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, the Plan and any Award hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2 Participation. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

16.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Amendment, Modification, Suspension, and Termination

17.1 Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award

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Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders, the Committee shall not permit or effect a repricing (within the meaning of US generally accepted accounting practices or any applicable stock exchange rule) of Awards issued under the Plan; and, provided, further no amendment of the Plan or an Award shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the performance criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding upon Participants, the Company, and all other interested persons.

17.3 Awards Previously Granted.

(a)	Notwithstanding any other provision of the Plan to the contrary (other than the provisos of Section 17.1 regarding shareholder approval), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that the Committee may terminate any Award previously granted and any Award Agreement relating thereto in whole or in part provided that upon any such termination the Company in full consideration of the termination of (i) any Option outstanding under the Plan (whether or not vested or exercisable) or portion thereof pays to such Participant an amount in cash for each Share subject to such Option or portion thereof being terminated equal to at least the excess, if any, of (a) the value at which a Share received pursuant to the exercise of such Option would have been valued by the Company at that time for purposes of determining applicable withholding taxes or other similar statutory amounts, over (b) the Option Price, or, if the Committee permits and the Participant elects, accelerates the exercisability of such Participant’s Option or portion thereof (if necessary) and allows such Participant thirty (30) days to exercise such Option or portion thereof before the termination of such Option or portion thereof, or (ii) any Award other than an Option outstanding under the Plan or portion thereof pays to such Participant an amount in Shares or cash or a combination thereof (as determined by the Committee in its sole discretion) equal to the value of such Award or portion thereof being terminated as of the date of termination (assuming the acceleration of the exercisability of such Award or portion thereof, the lapsing of any restrictions on such Award or portion thereof or the expiration of any deferral or vesting period of such Award or portion thereof) as determined by the Committee in its sole discretion.

(b)	Notwithstanding any other provision of the Plan to the contrary, the Committee may authorize the repurchase of any Award by the Company or a third party at any time for such price and on such terms and conditions as the Committee may determine in its sole discretion.

Article 18. Withholding

18.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes or similar charges, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of or in connection with the Plan or any Award.

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18.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of or in connection with an Award granted hereunder, Participants may elect, subject to the approval of the Committee, or the Committee may require the Participant, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. Any and all such Participant elections to withhold shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. Any and all such Committee requirements to withhold shall either be set forth in the Award Agreement or otherwise communicated to the Participant by notice subsequent to the time of grant and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 19. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20. General Provisions

20.1 Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause (as determined by the Committee in its discretion), termination of the Participant’s provision of services as a Director or Third Party Service Provider to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	Failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its discretion, may determine.

(c)	Each Participant agrees to reimburse the Company with respect to any Award granted under the Plan (or any award granted under any Prior Plan) to the extent required by Section 304 of the Sarbanes-Oxley Act of 2002, as determined by the Board in its discretion.

20.2 Legend. The certificates or book entry for Shares may include any legend or coding, as applicable, which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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20.5 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7 Inability to Obtain Authority. The inability of the Company (after reasonable efforts) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and/or sale of any Awards or Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue and/or sell such Awards or Shares as to which such requisite authority shall not have been obtained.

20.8 Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9 Participants Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Associates, Directors or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)	Determine which Associates, Directors and/or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c)	Modify the terms and conditions of any Award granted to Associates, Directors and/or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to the Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11 Unfunded Plan. Except as provided in Section 5.3 herein: (a) Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan; (b) nothing contained in the Plan, and no action taken pursuant to

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its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person; (c) to the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be; and (d) all payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

20.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13 Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards will be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit or except as the Committee may otherwise determine in its discretion.

20.16 Nonexclusivity of the Plan. Neither the adoption of the Plan nor the grant of any Award shall be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.17 No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company, a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.18 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the Commonwealth of Virginia, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Virginia to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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[FRONT OF CARD]

REVOCABLE PROXY

PROXY

CAPITAL ONE FINANCIAL CORPORATION

Annual Meeting of Stockholders

April 29, 2004

THIS PROXY IS SOLICITED ON BEHALF ON THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard D. Fairbank and John G. Finneran, Jr., and either of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Common Stock of Capital One Financial Corporation, a Delaware corporation (the “Corporation”), held of record by the undersigned on February 29, 2004, at the Annual Meeting of Stockholders to be held April 29, 2004, and at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED “FOR” ALL PORTIONS OF ITEMS (1), (2), AND (3), AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms that all said proxies, their substitutes or any of them may lawfully do by virtue hereof.

Nominees for the Election of Directors are:

1. W. Ronald Dietz 2. Lewis Hay, III 3. Mayo A. Shattuck, III

(Continued and to be dated and signed on reverse side)

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Fold and Detach Here if You Are Returning Your Proxy Solicitation/Voting Instruction Card by Mail

[TOP BACK OF CARD]

[X] Please mark your

votes as in this example

Capital One Financial Corporation Board of Directors recommends a vote:

“FOR” Item 1, 2 and 3

WITHHOLD
	FOR	AUTHORITY		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1. Election of Directors (All nominees listed on reverse side.)			2. Ratification of Ernst & Young LLP as independent auditors of the Corporation for 2004.				3. Approval of Capital One’s 2004 Stock Incentive Plan.

To withhold authority to vote for any individual nominee, write such nominee’s name in the space provided below.

All as more particularly described in Capital One’s Proxy Statement for the Annual Meeting of Stockholders to be held on April 29, 2004, receipt of which is hereby acknowledged.

Please date this Proxy Card and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy Card should be signed by a duly authorized officer indicating such officer’s authority. If executed by a partnership, please sign in partnership name by authorized persons indicating such authority.

SIGNATURE(S)                                                                  DATE

Fold and Detach Here if You Are Returning Your Proxy Solicitation/Voting Instruction Card by Mail

[BOTTOM BACK OF CARD]

CAPITAL ONE FINANCIAL CORPORATION

Annual Meeting of Stockholders

Thursday, April 29, 2004

10:00 a.m.

Ritz-Carlton Hotel

1700 Tysons Boulevard

McLean, VA 22102

Capital One Financial Corporation offers three convenient ways to vote your shares: by mail, by telephone or electronically via the Internet. Voting by telephone or via the Internet will eliminate the need to mail voted cards. To vote by telephone or via the Internet, please have this card and your social security number available.

1.	To vote by telephone:

•	Using a touch-tone telephone, dial 1-877-PRX-VOTE (1-877-779-8683).

2.	To vote by Internet:

•	Log on to the Internet and go to the web site http://www.eproxyvote.com/cof.

Both the telephone and the Internet voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you before submission. If you vote online, you will have the opportunity to consent to electronic delivery of next year’s annual meeting materials.

In order to receive future proxy materials and annual reports electronically, please visit www.econsent.com/cof to register. To complete the enrollment, you will need your U.S. taxpayer identification number and the Account Number which appears on your check stub/Dividend Reinvestment and/or Stock Purchase Plan statement.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.